                                                           This Report contains
                                                     information for five funds
[BARON FUNDS LOGO]

BARON FUNDS


IT'S ALWAYS SOMETHING.........................................................1

THE BEST ADVICE I EVER RECEIVED...............................................2

GOVERNANCE....................................................................3


1   BARON ASSET FUND


PERFORMANCE...................................................................5

INVESTMENT STRATEGY...........................................................5

PORTFOLIO STRUCTURE...........................................................6

PORTFOLIO ADDITIONS...........................................................6

NEWS..........................................................................9


2   BARON GROWTH FUND


PERFORMANCE..................................................................12

INVESTMENT STRATEGY..........................................................12

PORTFOLIO STRUCTURE..........................................................14

RECENT PORTFOLIO
   ADDITIONS.................................................................14

NEWS.........................................................................16


3   BARON SMALL
    CAP FUND


PERFORMANCE..................................................................18

PORTFOLIO COMPOSITION AND ACTIVITY...........................................20

OUTLOOK......................................................................21


4   BARON iOPPORTUNITY
    FUND


PERFORMANCE SUMMARY AND
 OVERVIEW ...................................................................22

THE INTERNET'S CONTINUED
 GROWTH .....................................................................22

VALUATIONS...................................................................24

COMPANY UPDATES..............................................................25

CONCLUSION...................................................................29


5   BARON PARTNERS FUND


INTRODUCTORY LETTER..........................................................30

767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
www.BaronFunds.com



SEMI-ANNUAL REPORT                                               MARCH 31, 2003

DEAR BARON FUNDS SHAREHOLDER:

"...my father always said to me, he said to me, Roseanne Roseannadanna, it's always something. If it isn't one thing, it's another. It's always something." Gilda Radner, Saturday Night Live, 1975.

Fresh from worrying about a war in a far away place that would be difficult to win, investors two weeks ago turned their attention to SARS...and to a slow growth economy...to justify stocks falling for a fourth year in a row. For the first time since the Depression, year 1932. Although I was not alive in 1932, by 1975, I had already been an investment analyst for five years. The market had fallen sharply during 1973 and 1974 due largely to "stagflation," i.e., a struggling economy and rising inflation. Interest rates were approaching double digits, unemploy-ment was stubbornly high and oil prices had recently increased fivefold. But, like today, after share prices have fallen for three years, many stocks were then cheap.

In an interview in the June 16, 1975 issue of NEW YORK MAGAZINE, I remarked that we were "cautiously bullish"...but were "scared about the big budget deficit and an upturn in interest rates and inflation." The Dow Jones Industrial Average had fallen below 600 in 1974 before rebounding to 800 in 1975 when I was interviewed. Amazingly, since I have believed for years that attempting to predict the economy and the stock market is futile, the industrial average changed little during the next seven years as short term interest rates soared to 18% and inflation jumped nearly as high. "You could look it up," as Casey Stengel, the manager of the New York Yankees, used to say. Thank goodness I did not invest cautiously during those years, and continued to buy stocks of small and mid sized growth businesses at great prices. Because, despite the inability of big companies' share prices to advance (it was not a good time to index), stockpicker-investors flourished. Stocks did prove a good inflation hedge during that time. When we founded Baron Capital in May 1982, the Dow was about to break through 1000 and not just small companies, but larger ones as well, would prove rewarding investments for the next twenty years.

[Photo of Ron Baron]
Ron Baron, Chairman and CEO

"DIMENSION." FRED STEIN.

You've got to be able to envision a business as not just a survivor, but as a much larger enterprise to find "ten-baggers," "twenty-baggers," "hundred baggers." Growth businesses need what my friend Fred Stein, a recently retired partner of Neuberger Berman, calls "dimension." The opportunity to grow and double, not just once, but again...and again. Apollo offers adults without a college degree the opportunity to earn one. About 75% of the adults in America have not earned college degrees. With about four million births per year that's a lot of opportunity. Especially for a company with a little more than 150,000 students. Krispy Kreme has a very


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BARON FUNDS


profitable chain of 280 donut stores. Dunkin' Donuts has 3,500 stores! Dunkin' does about half its sales in coffee, Krispy just 10%. We believe Four Seasons has the potential to more than double the number of hotels it manages and earn a lot more per contract than at present due to currently depressed levels of tourism and business travel. Time share additions offer another intriguing opportunity. We believe eBay serves less than 0.5% of the potential categories it could...and, has the opportunity to increase its listing fees over time as well. ChoicePoint provides about 8 million background checks per year for new hires by companies such as WalMart, GE, Home Depot. It has an opportunity in this business (it has lots of unique data businesses with large opportunities) to convince its client corporations that a $15 per person background check on a $30,000 annual salary new hire is not providing enough information. We believe the potential is to provide perhaps $100 high margin services per background check...and then have existing employees periodically checked as well, an even larger opportunity. Wynn Resorts. Win per day of table games on the island of Macau is about ten times the win per day of table games in Las Vegas. Players line up three deep at gaming tables after waiting for hours during virtually all hours, day and night. Macau is even more supply-constrained than was Atlantic City when Resorts International opened the first casino in that early 20th century New Jersey beach resort in 1976. We believe that with lower labor costs and higher wins, return on investment for Macau casinos should be several times the returns earned in Las Vegas and more than make up for the greater risks attendant with operating in that venue.


"THE BEST BUSINESS ADVICE I EVER RECEIVED..."

I recently received a letter from our firm's landlord, Donald Trump. I was asked, as were many other executives, for the "best business advice" I ever received. If my submission were chosen, it would be used in a book Donald is writing that, of course, "...LIKE MY OTHER BOOKS, I EXPECT...TO BE A BEST SELLER..."

Reading this letter, I thought first of Jay Pritzker, the owner of Hyatt Hotels and lots of other businesses, who was in a class by himself as a brilliant financier...and as a person...as I wrote after he died three years ago. Jay regarded contracts with disdain and lived by "handshake" agreements. He believed if you can't trust the person you're doing business with, terms of a contract won't matter. It won't be enforceable. "Live up to your word. What goes around comes around," was Jay's motto. Great advice...and, not just in business.

Steve Wynn believes American businessmen pay more attention to costs and current earnings than to revenue growth. Steve is focused, and I do mean focused, on revenue growth. He just assumes he'll be able to manage costs after he's built his business. As the chief executive of Mirage Resorts, he built that company over twenty-seven years into one of Fortune magazine's "Ten Most Admired Companies in America." Mirage's stock price grew 24% per year until it was acquired in 2000 by MGM Grand. While not every Mirage quarter was predictable and on trend, the end result was. Reading the 2002 10K of his new company, Wynn Resorts, two weeks ago, you couldn't help being "shocked and awed" at how much has been accomplished since Steve started that business with a handful of loyal employees less than three years ago. By 2005, we think Wynn Resorts could have 12,000 employees and generate annualized cash flow before debt service of more than $600 million per year. From a startup three years ago...now, that's what I call growth.

Several executives recount their efforts to treat employees well. Not just for psychic benefits, but also because it's good business. Your employees will enjoy their work more, work harder as a result, remain loyal and treat your customers well. Chuck Schwab and David Pottruck, when forced to sharply reduce their workforce during the past three years, offered affected employees sabbaticals, extended severance, tuition assistance and bonuses if they were rehired. Chuck and Dave and Schwab's other senior executives shared the painful experience with their fellow employees. Substantial reductions in their own compensation, options forfeitures and more extended work hours and travel than normal were the rule. Four Seasons' Issy Sharp empowers his employees to provide unparalleled service to that five star hotel's guests. It works. And, unlike other hotel companies that reduced their workforces by the thousands, Issy went to extraordinary lengths to avoid that result. "Four Seasons is their company. They will protect it. You can't invest in people and then afford to lose them." Steve Wynn notes, "The more generous I am to my employees, the richer I become."

Sol Kerzner focuses Kerzner International's Atlantis and Mohegan Sun employees on their guests' experience with the motto, "Blow the Customer Away." David Pottruck advises



                                       2

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BARON FUNDS



executives to listen to your customers. Finally, if you'd like my advice on the simplest way to get the best business advice? Read Warren Buffett's shareholder letters in Berkshire Hathaway's annual reports. You won't have to go any further.

GOVERNANCE.

We are lately often asked about governance by consultants and clients. "Are you doing anything differently? Are you examining your investments' income statements, balance sheets, footnotes and proxies more carefully?" We explain that we have always studied financial statements carefully. The thicker and more complicated the disclosures, the less interesting the investment is our time tested rule. We have likewise always carefully considered proxy disclosures about management compensation and options. But good corporate governance is about a lot more than balance sheets and proxy statements. We strongly agree with Warren Buffet's dictum that you should not invest in a business unless management and controlling shareholders treat their fellow shareholders "as partners, not patsies." Anti-shareholder practices like poison pills intended to entrench managements are clearly one indication that executives are not "on your side." Another is unequal voting shares (Sotheby's is just one painful lesson of the consequences of unequal voting). We have come to believe that when businesses have unequal voting shares they should not be allowed to be publicly owned. At the very least, they should not be permitted to be listed on an exchange. If sophisticated institutional investors can be disadvantaged by this structure, we think individuals don't have a chance. America fought a revolution over taxation without representation more than two hundred years ago. We guaranteed the vote to women almost a hundred years ago and to minorities under Presidents Kennedy and Johnson. "One share, one vote" should be a rallying cry for investors.

How management treats shareholders is not all that's important. Good governance means that a business should also be run in the best interests of its employees and community...to provide superior service to its customers. What should you look for to see if a business is run over-whelmingly in the self interest of its management or largest shareholder? Employee layoffs during difficult times when management compensation and benefits are maintained. Management holding a company ransom with extraordinary "retention bonuses" during difficult times while laying off employees and providing those who keep their jobs modest pay increases. Why should management sacrifice and worry about workers and community relations? Better relations with workers and your community make it easier to attract and retain the best employees. And to work with unions, when they exist, not just about compensation but, just as importantly, about work rules. Why should investors care? We believe businesses with good governance practices will likely perform better, as will their stocks. Managements should care since their stock options will be worth more.

It IS important to be one of FORTUNE'S "Ten Most Admired Companies in America." An article titled "Shares of Corporate Nice Guys Can Finish First" by Gretchen Morgenson in the Sunday April 27 THE NEW YORK TIMES* is on point. Ms. Morgenson notes "...there is proof that stocks of companies run more selflessly perform better... It is puzzling that (managements) cannot see that doing right by shareholders, employees and customers is good business. "...the problem may be that the payoff...is not as immediate as the payback from self-serving moves." We didn't believe New York Giant's manager Leo Durocher's premise in the 1950s when I was a kid that "nice guys finish last." I am especially pleased he's been proven wrong. I was a Brooklyn Dodger fan.

"GIVE PEACE A CHANCE..." JOHN LENNON.

During my lifetime peace reigned only during the decade of the 1990's. After the Berlin Wall fell in 1989. With a brief interruption in 1991 by Desert Storm, of course. Which probably helps explain the prosperity our nation experienced during that decade. World War II, the Korean War, the "cold war," Vietnam and, since fall 2001, the war on terror. All in my lifetime. Which does not include the 60 some odd skirmishes, terror elsewhere and wars in which the United States is not directly involved that are ongoing. I am a strong supporter of President Bush's premise that the best defense for America is a strong offense. Which, hopefully, will reduce the risk of further significant terror attacks in America. But, it does not answer the question, why are there efforts to attack us, anyway?


A recent financial publication postulates it is difficult for radical religious fundamentalism and democracy to coexist. It then advances an interesting proposition. Populations in developed nations of western Europe are in secular decline for the first time since the middle ages. Fertility rates in those countries are now below the 2.1 children per family required to maintain population levels. Ditto for Japan. The same for China with its enforced one child per family rule (that is now being relaxed in some cities like Shanghai that are experiencing falling

                                       3

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BARON FUNDS



populations). The U.S. population is stable with an approximate 2.1 fertility rate. It is only in the disadvantaged, less developed nations where there is still rapid population growth. In Arab nations and India and the subcontinents, fertility rates commonly are five to seven children per family. It is within these disenfranchised and poor populations where the risk of terror is greatest. The solution? Democracy. State and church separation. Raise the living standards of these populations and give them freedom and hope. If democracy works in Iraq, maybe its example there will let it work elsewhere. At least it's worth a chance.

BARON FUNDS ANNUAL SHARHOLDER INVESTMENT CONFERENCE.  NEW YORK CITY. OCTOBER
3. WALDORF ASTORIA.

Our annual, "kick the tires," shareholder investment conference will be three weeks earlier than usual this year. We switched to the Waldorf to give us a larger venue and that was the only date they had available in October. As I noted in our last report, The Waldorf seems unaware of the current New York hotel recession. Speakers for the 2003 conference will be announced in late summer. Following "dog and pony" conference presentations by company managements and our portfolio manager/analysts, those executives and we will attempt to answer your questions. As always, no questions will be "off-limits." Our entertainment at the end of the day will be a surprise and yes, as usual, as our way to say "thank you" for your support, it's on us. Please let us know as soon as possible whether you'll be able to attend. Space is limited and we do expect more shareholders this year than last.

THANK YOU FOR INVESTING IN BARON FUNDS

We understand that, for most of us, deciding how to invest your hard earned savings to pay for your children's education, to care for your parents or to fund your retirement is a very difficult decision. We hope our shareholder letters, magazine, newspaper and television interviews and annual investment conferences have helped you think about issues that have made it easier for you to decide whether stocks, in general, are an appropriate investment. And, whether Baron Funds, in particular, remains an attractive investment for you and your family.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,


/s/ Ronald Baron
---------------------
Ronald Baron
Chairman and CEO
May 12, 2003


The discussions of the companies herein is not intended as advice to any person regarding the advisability of investing in any particular security. The views expressed in this report reflect those of the respective portfolio managers only through the end of the period stated in this report. The portfolio manager's views are not intended as advice to any person reading this report and are subject to change at any time based on market and other conditions.

The prospective performance for the companies discussed herein are based on our internal analysis and reflect our opinions only. We consider our analysis rigorous. We, however, make no guarantees of future performance of the securities, and our opinions are subject to change.

Source of all data herein: Baron Capital, Inc.


*Quoted with permission of The New York Times.

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BARON ASSET FUND

SEMI-ANNUAL REPORT                                               MARCH 31, 2003

[BARON FUNDS LOGO]

1   BARON ASSET FUND


PERFORMANCE...................................................................5

INVESTMENT STRATEGY...........................................................5

PORTFOLIO STRUCTURE...........................................................6

PORTFOLIO ADDITIONS...........................................................6

NEWS..........................................................................9


767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
www.BaronFunds.com


[Photo of Ron Baron]
Ron Baron, Chairman and Portfolio Manager

DEAR BARON ASSET FUND SHAREHOLDER:

PERFORMANCE

During the three months ended March 31, Baron Asset Fund underperformed its relevant indexes. (See page 6.) Our investments in education, healthcare and casino resorts performed well. Falling prices during the first quarter for our investments in Charles Schwab, Vail Resorts, ChoicePoint, Seacor Smit, Robert Half, Dollar Tree and Ethan Allen more than offset the segment gains listed above. Circumstances during the past several weeks, however, have changed. Many of our investments that performed the worst during the past few years, both in their businesses and in the stock market, e.g., Charles Schwab, Robert Half, Four Seasons, have achieved the largest percentage increases since the market began to sharply advance in mid-March! These businesses were most affected by recession but we believe investors are now betting that economic recovery lies ahead. "Turnarounds" like Schwab, Robert Half, Four Seasons, other hotels and media businesses represent about 22% of our investments.

Baron Asset Fund's investments remain focused, however, on growth businesses that have continued to grow despite recession. Our Fund's investments in rapidly growing businesses like proprietary college for adults Apollo Group; consumer services business Weight Watchers; natural gas exploration and production company XTO Energy; insurance companies Arch Capital and Endurance; and managed care, Blue Cross/Blue Shield provider Anthem; are among the many we own that have recently advanced in price less than the shares of businesses selling at depressed prices whose earnings have not yet begun to grow again. Since mid-March it has truly been a case of, as President Kennedy once said referring to his brother Ted, "the last shall be first."

INVESTMENT STRATEGY


The investment strategy of Baron Asset Fund can be simply stated. We are attempting to invest in a diversified portfolio of small and mid-sized, what we believe are well-managed, growth businesses...purchased at prices which we believe are attractive relative to their growth opportunities and prospects. The Fund is continuing to make substantial new investments in small cap growth businesses like Wynn Resorts, Arch Capital, Penn National Gaming, Krispy Kreme Doughnuts, Cheesecake Factory and Endurance Specialty Holdings, all of which have market capitalizations of $500 million to $2.5 billion at their time of purchase. It also continues to hold very successful one-time small cap companies like Apollo, Weight Watchers and Charles Schwab that have grown much larger since their purchase and we believe have the opportunity to grow much larger still...even when their market capitalizations exceed $2.5 billion. But, during the past several months, we have also increased our investments in mid-cap

BARON ASSET FUND


growth businesses that are larger than $2.5 billion market capitalization at the time of our investment. During this period, we have increased our holdings from 42 company investments to 52. 17 of these investments currently representing about 29% of our Fund's assets do not overlap with holdings of Baron Growth Fund, a small cap growth fund. If we are able to add an additional five to ten investments during the next several months to Baron Asset Fund's portfolio, we expect the portfolio overlap with Baron Growth Fund to decrease 5-10% further. (Of course, with more then 80 small growth company investments, Baron Growth necessarily has a smaller percentage overlap with Baron Asset than vice versa.)

Listed below are some of the mid-sized, growth businesses in which Baron Asset either made new investments or increased existing investments during the past year. Managed care, Blue Cross/Blue Shield, health insurer Anthem; natural gas producer XTO; promotional discount retailer 99 Cents Only Stores; leading electronic games producer Electronic Arts; homebuilder NVR; orthopedic device manufacturer Zimmer Holdings; and regional, Blue Cross/Blue Shield, health insurer WellChoice.

PORTFOLIO STRUCTURE


TABLE I
PORTFOLIO METRICS
--------------------------------------------------------------------------------
Est P/E Ratio Forward                                                      20.8X
Est 5 year EPS Growth Rate                                                 25.7%
Median Mkt Cap                                                      $1.8 billion
Equity Securities                                                             49
--------------------------------------------------------------------------------


TABLE II
INDUSTRY FOCUS
--------------------------------------------------------------------------------
Education                                                                  16.4%
Resorts                                                                    11.4%
Business Services                                                          10.8%
Retail Stores                                                               9.8%
Financial                                                                   6.5%
Hotels                                                                      6.2%
Media                                                                       6.1%
Consumer Services                                                           4.7%
Energy                                                                      4.1%
Other                                                                      15.8%
Cash                                                                        8.2%
--------------------------------------------------------------------------------


PORTFOLIO ADDITIONS


NVR is a Washington D.C.-area based homebuilder with what we believe is a unique, highly profitable operating model. The company builds about 12,000 homes per year for first-time and move-up homebuyers; NVR's average home sells for $275,000, and about half their homes are located in greater Washington D.C., Maryland and Virginia. What most distinguishes NVR from other homebuilders is its policy of building only on lots it has optioned from third-party land developers, rather than land it has purchased outright and self developed.

Most homebuilders tie up significant capital acquiring large tracts of land. Once they've purchased the land, it takes several years to ready the plots for construction -- an arduous and time-consuming process that entails getting the land permitted, zoned, graded, and cleared. NVR, in contrast, works with dedicated land-developers, to whom they effectively outsource this process. When NVR first contracts with a developer, it gives a deposit of less than 10% of the lot's ultimate value. It then takes the developer about two years to ready the land for construction. Toward the end of this time, NVR begins marketing the home site to potential purchasers, and often gets a down payment. Then, NVR pays the

                                    [GRAPH]

                          PERFORMANCE FOR THE QUARTER
                              ENDED MARCH 31, 2003

                     BARON ASSET FUND**            -7.1%
                     S&P 500*                      -3.1%
                     RUSSELL 2000*                 -4.5%
                     RUSSELL 2500*                 -4.1%


                         ANNUALIZED PERFORMANCE FOR THE
                        FIVE YEARS ENDED MARCH 31, 2003

                     BARON ASSET FUND**            -6.0%
                     S&P 500*                      -3.8%
                     RUSSELL 2000*                 -4.1%
                     RUSSELL 2500*                 -1.2%


                          ANNUALIZED PERFORMANCE SINCE
                            INCEPTION JUNE 12, 1987
                             THROUGH MARCH 31, 2003

                     BARON ASSET FUND**            10.9%
                     S&P 500*                       9.4%
                     RUSSELL 2000*                  6.9%
                     RUSSELL 2500*                  9.0%

*S&P 500 AND RUSSELL 2000 ARE WITH DIVIDENDS. THE S&P 500, THE RUSSELL 2000 AND RUSSELL 2500 ARE UNMANAGED INDEXES. THE S&P 500 MEASURES THE PERFORMANCE OF LARGER CAP EQUITIES IN THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL COMPANIES AND RUSSELL 2500 OF SMALL AND MID-SIZED COMPANIES.

** THE PERFORMANCE DATA IN THE GRAPHS DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, OR REDEMPTION OF FUND SHARES.

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BARON ASSET FUND



land developer the remaining 90% he's owed. As a result, NVR never ties up any of its capital in land. Thus, it has a much stronger balance sheet and generates significantly more free cash flow than any of its competitors. Its primary use of this excess cash has been to repurchase its shares -- the company has bought in $600 million of its stock during the last two years, shrinking its share count by 12%.

NVR's expansion strategy has been to focus on a small number of geographic markets, and to become the #1 or #2 builder within each of those areas. This approach allows the company to spread its G&A, land acquisition costs, and marketing expenses over a larger revenue base. NVR has also avoided entering the most competitive and land development-constrained markets, such as California and Texas. And, unlike most other public homebuilders, NVR has grown largely organically, with a preference for expanding into contiguous markets. It has made only one significant acquisition, several years ago. We believe NVR also manages its operations more efficiently than its competition. Unlike nearly every other homebuilder, NVR pre-assembles many of its homes' fixtures -- like doorways, window frames, and sink units -- in its own assembly plants, which saves time and money at the construction site. As a result of these factors, NVR has the highest operating margins in its industry, 16-18%.

Despite compounding its earnings over 60% annually during the past five years, NVR shares trade at around only 8 times this year's estimated earnings. Given the company's growth profile, its exceptionally high returns on capital, and its aggressive share repurchase program, we believe this valuation is very attractive. We believe NVR can earn more than $50-$55 per share within the next year, and could ultimately trade closer to an 8-10 times earnings (NVR shares have never split, and they currently trade in the high-$300's per share). With share repurchases and continued unit and price growth, we believe NVR's earnings per share could reach $100 per share in five years. (Andrew
Peck)

For the price of one share of stock in our latest retail investment, 99 CENTS ONLY STORES, (NDN), you could literally walk out of one of their stores with a shopping cart filled with over 30 great deals. With no-frills, fixed price point business models, dollar stores, like 99, have been recent beneficiaries of broadening consumer appeal, a defensive economy, and ample sources of quality closeouts. If you think these businesses cater to only a certain demographic, the address of NDN's top grossing store is 150 Wilshire Blvd, downtown Beverly Hills. With convenient, larger format stores, dollar chains provide a distinct shopping experience to compete against general merchandisers, namely Wal-Mart. With high unit-level returns on investment and fast inventory turns, dollar stores have significantly grown their ranks, with the average chain adding 20% net new square footage per annum. In the process, they have carved out an impressive industry niche totaling $17 billion, which we believe could reach $30 billion within five years.

Our long-standing investment in Dollar Tree has demonstrated the tremendous growth of this channel. And, although California-based 99 Cents Only Stores offers its wares for a penny less, we believe we have discovered an equally exciting early-stage 'bargain.' NDN possesses the smallest fleet of stores in the deep-discount sector, with just over 150 stores, almost all located in California. Its small size also allows what we believe are the greatest opportunities for expansion, with the company advancing into Texas later this year. As a point of comparison, the second smallest dollar chain to NDN has over 2,200 stores. We believe price and size are not the only differentiators at this company; it is NDN's supermarket-sized, sparkling clean stores featuring a greater proportion of brand-name closeouts and grocery items than its dollar peers.

Since the company's founding over 20 years ago, management's number one priority has been the quality of the deals and the subsequent "art of merchandising" them. We believe the strong relationship NDN maintains with its vendors enables it to consistently stock its shelves with better and better buys. Take, for example, recent initiatives including a rollout of 40oz. bottles of milk (25% larger than a quart and on average $.50 cheaper), a gourmet fancy food section, featuring imported olive oils, shiitake mushrooms, and even the occasional $.99 bottle of Merlot (the California wine glut has been good to them). Additional clever merchandising efforts continue to drive strong same store sales, an impressive feat given the fact the company lacks the ability to raise prices. We believe 99 Cents Only is well managed and maintains an excellent balance sheet, with no debt and over $150 million in cash. Moreover, we believe the company has a strong history of superior returns, with sales and earnings growth having compounded over 25% and 22%, respectively, over the past five years. We anticipate NDN gaining a similarly strong following in Texas as it gradually becomes a true national retailer. We believe its latest acquisition from Albertson's of a state of the art distribution center outside Houston (at a bargain price befitting their culture) will help facilitate this growth. Whoever said a buck doesn't buy what it used to anymore clearly hasn't been in one of 99's stores,

BARON ASSET FUND



because if he had, he would actually see it buys a lot more. (Matt Weiss)

HOTELS.COM. Travel services is the single largest category of consumer purchases on the web, and hotel bookings is the on-line travel industry's most profitable segment. As you may have read in the iOpportunity Fund letter over the past several years, there are a few key reasons that travel has become the largest on-line commerce category. First, the Internet provides a virtually free forum for rich content and programmable searches to present all possible alternatives to a traveler based on his or her preferences. Second, the reservation and purchase does not require the expensive physical delivery of any goods because the "product" is a ticket or reservation. Third, with the Internet, the "travel agency" is always open for business. And, finally, for the owners of hotels and airplanes, the Internet provides a powerful and cost-effective distribution channel as commissions are generally cheaper, time sensitive inventory can be cleared, and a younger, more technology-savvy audience can be marketed to directly. Internet travel has risen from nothing to approximately 10% of all travel purchased today and we expect it to double again in the next several years.

One of the most successful companies benefiting from this evolution of travel to the net has been Hotels.com, which is also a large iOpportunity holding. Hotels.com was founded in 1991 by Dave Litman and Bob Diener who, after selling their first business, an airline ticket wholesaler, for a substantial profit, perceived that the wholesaling opportunity in hotel rooms was as good if not better than they had found in the airline industry. Because the hotel industry, even in the best of times, runs at only a 60-70% annual occupancy rate (leaving a significant amount of unsold inventory wasted every night) and because consumers have no centralized access to hotel availability and pricing data across brands, Dave and Bob realized that they could provide a valuable service to both the hotel owners in selling unsold inventory and to consumers in providing a centralized reservation and booking engine across brands. With the growth of the Internet in the late 90's, they transferred the business from the phones to the web, and the business exploded. In the last five years, the company's revenues have grown from $66 million to nearly $1.5 billion (a compound annual growth rate of over 85%) while operating cash flow has risen nearly 20 fold from about $11 million in 1998 to over $200 million projected for this year. We believe the company should sell between 11 and 12 million rooms this year as compared to about 440,000 room nights a mere 5 years ago.

While Hotels.com's stock has been a great performer, the stock fell nearly 50% earlier this year after the company "missed" analysts' fourth quarter 2002 projections. While the company still grew revenue and profits over 90% and 40%, respectively, analysts were disappointed and the stock fell dramatically. Surprisingly, analysts and shareholders seemed to forget that about a year ago, Hotels.com's parent, USA Interactive (which is also the majority owner of Expedia.com, another highly successful Internet travel service provider) had been forced to cancel a proposal to purchase Hotels.com at a then proposed 7.5% premium. This recent price decline gave Baron Asset Fund the opportunity to invest in growth at what we believe was a value price. Over the past several months, Hotels.com's business has "rebounded" nicely and, by the end of the first quarter, the stock had begun to retrace its losses. In addition, several weeks ago, USA announced first that it was going to re-offer to acquire Expedia (this time at a more substantial +30% premium on a now much higher stock price) and then, a few days later, Hotels.com, also at a much more substantial premium. As a result, Hotels.com's stock has nearly doubled since early February. The USA Interactive transaction is pending and is expected to close this summer. (Mitch Rubin)

ELECTRONIC ARTS, (EA). "It's in the Game." We've all seen the commercials, and many of us and our children play their games. But for those of you who don't know the company, Electronic Arts is the leading developer and publisher of video games for PCs, video game consoles and the Internet. Its top brands include Madden NFL Football, James Bond, NBA Live, Tiger Wood's Golf, Harry Potter, Lord of the Rings and The Sims.

Although the video game industry has enjoyed steady growth for the past two decades, we believe the industry is only now entering the steepest part of its growth curve. The video game industry has historically grown in five-year cycles. This cycle, which began with the release of Sony's Playstation 2 in late 2000, has seen the emergence of Microsoft as a serious player in the industry. As a result, there are three well-financed developers of advanced video game consoles (Sony; Microsoft, with its X-Box console; and Nintendo, with Game Cube) all vying for market share and consumer adoption. This competition has resulted in dramatic improvements in graphics, functionality (including on-line gaming), and, ultimately, entertainment value. Consumers have responded by buying game consoles and video game software at a record pace. Through the end of 2002, 24 million game consoles have been sold in North America, more than double the amount sold at a similar point in the last cycle. The company expects another 15-16 million consoles to be sold in 2003. In 2002, U.S. retail sales of interactive entertainment hardware and software

BARON ASSET FUND



totaled more than $10 billion, compared with about $9 billion for movie box-office receipts.

A primary driver behind this growth is the expanding demographics of video game players. At the dawning of the video game era in the mid-1970's, with the launch of the Atari home console (remember "Pong"), the average video game player was the 10 or 11 year-old kid. Well, that "kid" is now pushing 40, and many are still playing video games. According to recent data from the market research firm IDC, 70% of console players are over 18, with the average gamer being 17 years old. We see no reason for this demographic trend to slow down, as game play continues to improve, and Internet gaming is still in its infancy.

While the video game business is hit driven, we believe EA's stable of sports games (which are refreshed every year) and other powerful brands give it relatively low-risk, recurring revenues. In 2002, EA had 22 game franchises that each sold over 1 million units, the standard for a "AAA" game in the video game industry. These include sports games like Madden football, FIFA soccer, and Tiger Woods golf; movie franchises like Harry Potter, Lord of the Rings, and James Bond; and other top brands, such as The Sims, Medal of Honor, and Command and Conquer. EA's strategy is to develop brands that can be multi-year sellers. For example, Madden is now in its 15th year, FIFA in its 11th year, Need for Speed (a popular racing franchise) in its 10th year, and SimCity in its 9th. Every year EA releases new versions of its immensely popular sports games, with updated player lineups, enhanced features and improved game play. Last year, the Madden franchise had its biggest year ever, with over $200 million in U.S. retail sales. EA does the same with its non-sports franchises -- so, for example, this year EA will release another Sims game, another Lord of the Rings game, another Harry Potter game, another Medal of Honor game...you get the picture.

EA doesn't just sell a lot of games. Its business model is extremely profitable and it generates significant amounts of free cash. In its fiscal year just ended, EA reported 44% revenue growth; $2.55 of earnings, almost triple the $0.85 it earned the year before; and an astounding $655 million of free cash ($4.80 per share). It also had record gross and operating margins, driven by lower royalty rates owed to console manufacturers from hitting volume targets, as well as more internally developed brands for which EA doesn't have to pay license fees (such as The Sims, Command & Conquer, and others). In addition, EA has a stellar balance sheet, with almost $1.6 billion in cash and no debt. And, we believe its business, which is not capital intensive, should continue to generate significant amounts of cash.

EA's management believes that each successive video game cycle will be bigger than the last, that online subscription packages for its stable of sports games offer an additional and profitable revenue stream, and that only the best managed, best financed companies will have the scale, financial strength and management infrastructure to invest in developing the technology and games for the next generation of interactive gaming. We agree. (Mike Lippert)

NEWS


In February, POLO RALPH LAUREN revealed it was locked in a contract dispute with its largest licensee, Jones New York, over a disagreement covering the Lauren by Ralph Lauren and Ralph labels. Both women's sportswear brands, carried at better department stores, have not been growing rapidly of late, and Polo contends that since the smaller Ralph line has not met the minimums specified in its contract ending this year, this fact should prompt the early expiration or renegotiation of the sizeable $550 million Lauren business. Polo views the two brands as linked, while Jones asserts they are separate and that the existing Lauren agreement, which entails a 6-7% royalty rate, should remain in effect until the end of 2006. Currently, we estimate Polo derives approximately $20 million of annual pre-tax profit from the Lauren business. While Polo has demonstrated a recent effort to reacquire its under-performing licenses, we recognize its manufacturing expertise remains in menswear and luxury. We anticipate and would prefer to see the lower risk option of a renegotiated higher royalty rate, maybe almost twice as high as at present, between the two long-affiliated parties. The loss of the business would be extremely significant to Jones, which currently derives nearly $.50 per share of annuals earnings from the Lauren license. We believe a higher royalty rate would be soundly accretive to earnings for Polo. (Matt Weiss)

DEVRY'S acquisition of Ross University will be consummated in mid May. Ross is the world's largest medical and veterinary school, with approximately 2,500 students and annual revenues of about $62 million. With Ross, DeVry both acquires a high quality school granting advanced professional degrees, and diversifies DeVry's existing schools' technology focused curriculum.

Ross is one of three Caribbean-based U.S.-style medical schools where students, virtually all American, have grandfathered eligibility for Title IV education funds. Ross' niche has an attractive long term supply demand profile: only 50% of the 34,000 annual applicants to U.S. medical schools are accepted. Moreover, the Council on

BARON ASSET FUND



Graduate Medical Education predicts a 50,000 physician shortage by 2010. There are currently 1.5 new residency positions created each year for each of the 16,500 U.S. medical school graduates, requiring these slots to be filled by non-U.S. trained foreign graduates or to go unfilled. Ross students take two years of basic studies in Dominica, do their clinical rotations in Miami hospitals and are then placed in internships throughout the United States. Like all other licensed doctors in the United States, Ross graduates must pass the U.S. Medical Licensing Exam before qualifying to practice.

Ross' $310 million purchase price valued DeVry at approximately 12.4 times and 5 times trailing operating income and revenues respectively. Tuition is approximately $25,000 per year with 5% annual increases. EBITDA margins are close to 40%.

Enrollment at Ross is limited by the tight control of medical degree granting authority in the U.S. as well as the availability of clinical and intern slots. We therefore expect mid single digit enrollment increases. DeVry's expertise in marketing and student retention should boost profits further. We do not expect to DeVry to offer the medical program in the U.S.

We believe Ross should add approximately $.10 - $.12 to DeVry's fiscal 2004 eps, and will contribute to higher overall operating margins and cash flow. Other synergies could include USMLE and MCAT test prep courses at Becker Conveiser, continuing medical education through DeVry's existing online platform and new healthcare/technology oriented curriculum at its DeVry schools. (Susan Robbins)

KERZNER INTERNATIONAL. Despite a still difficult economy and a travel industry struggling with the added challenges of war and SARS, Kerzner continues to post outstanding results. During the recently completed first quarter, Kerzner was able to maintain its recurring EPS and increase its revenues at the company's flagship Paradise Island properties while nearly every other hotel and leisure company has posted dramatic declines in both revenue and profits. During the quarter, the company's Paradise Island properties generated
$144.6 million revenue (vs. $143.8 million last year) despite the significant disruption of the Iraq War in the two weeks of the quarter. And, despite a brief but significant decline in occupancy in those two weeks, REVPAR (revenue per available room) for the quarter was flat with last year. Since March 31, the company reported that booking trends for the second quarter and beyond had rebounded significantly to pre-war levels and are now running comfortably ahead of last year.

In addition to its Paradise Island operations, Kerzner also reported strong results at the Mohegan Sun casino in Connecticut and at several of its One&Only resorts. The Mohegan Sun enjoyed a 10% increase in slot revenues in the quarter with slot win per unit now registering $324 per day (among the highest in the casino industry). Mohegan continued to increase its share of the Connecticut market and is now nearly equal in slot win with its competitor, Foxwoods. In its newly named One&Only luxury resort division, Kerzner enjoyed extremely strong performance at the Ocean Club on Paradise Island, which posted a 12% increase in REVPAR to $683 (78% occupancy and an astounding $881 per day rate) despite the end of quarter disruptions. The company's properties in Mauritius and the Maldives also performed well, and Kerzner closed on its acquisition of Palmilla in Los Cabos, Mexico, at which the company's exciting renovation project has begun.

In addition to its strong operating results, the company recently announced the acquisition of a casino license in the United Kingdom. Kerzner paid
$2 million for a gaming license and a piece of undeveloped property in Northampton, a town approximately one hour outside of London. Although the Northampton property could represent a high return project, we believe the long term potential of this license, should the UK expand the legality of Las Vegas style gaming, could be substantial. (Mitch Rubin)

MANOR CARE is the recent recipient of good news on healthcare reimbursement. The company will regain around $25 million of Medicare givebacks that expired in October under a recent proposal from CMS. With this restoration, which ignores the zero rate increase recommended by a Congressional advisory panel, CMS acknowledges the precarious state of most of the nursing home industry, which faces the challenges of inadequate reimbursement rates and rising liability costs.

While its peers have struggled, Manor Care, with what we believe are best in industry assets and superb management, has continued to grow revenues and earnings -- upgrading its services to address the short term treatment of sicker patients versus lower revenue and margin, long term, custodial residents. It has, at the same time, grown its non-nursing home businesses such as hospice, rehabilitation, specialty assisted living and home care, which now comprise around 20% of revenues.

In the first quarter, Manor Care's revenues grew 4.4%, despite the 6-7% Medicare rate reduction; occupancy reached a three year high of 89%; and the $300 million hospice and home health businesses grew 10%. While awaiting long overdue tort reform, the company's cost per claim fell and

BARON ASSET FUND



claims were flat. The company used its $80 million in cash flow from operations to repay $29 million in debt, repurchase $33 million stock and increase capacity through 15 expansions. Its balance sheet was further strengthened by replacing a $500 million expiring revolver with a new
$200 million three year credit facility, $200 million in ten year 6 1/4% senior notes and $100 million 2.125% 20 year convertible notes with a 60% conversion premium. This additional financial flexibility was coupled with another $100 million share repurchase authorization. Manor Care repurchased $69 million of stock in April.

The gold standard of the industry, Manor Care is trading around 6 times 2004 cash flow, and less than 14 times 2004 earnings per share. We believe after the anniversary of the Medicare rate reductions, Manor Care's earnings growth can return to the mid teens level. We believe the company could produce $300 million plus in annual cash flow from operations during the next several years, which will drive continued expansion, upgrading facilities and services, selected acquisitions, and share repurchase and deleveraging. (Susan Robbins)

THANK YOU FOR INVESTING IN BARON ASSET FUND

We understand that, for most of us, deciding how to invest your hard earned savings to pay for your children's education, to care for your parents or to fund your retirement is a very difficult decision.

We hope our shareholder letters, magazine, newspaper and television interviews and annual investment conferences have helped you think about issues that have made it easier for you to decide whether stocks, in general, are an appropriate investment. And, whether Baron Asset Fund, in particular, remains an attractive investment for you and your family.

We thank you for choosing to join us as fellow shareholders in Baron Asset Fund. We will continue to work hard to justify your confidence.


Sincerely,



/s/ Ronald Baron
---------------------------
Ronald Baron
Chairman and Portfolio Manager
May 12, 2003


As of March 31st, 2003 the Morningstar(TM) peer group for the Baron Asset Fund is the mid-cap growth category, which currently consist of 752 mutual Funds. For the one year the Baron Asset Fund is ranked (by total return) 125 out of the 737 Funds that disclosed their data. For three years the Baron Asset Fund is ranked (by total return) 132 out of the 567 Funds that disclosed their data. For five years the Baron Asset Fund is ranked (by total return) 289 out of the 411 Funds that disclosed their data. For ten years the Baron Asset Fund is ranked (by total return) 40 out of the 179 Funds that disclosed their data. Morningstar Principia Pro does not calculate comparative performance since inception (06/12/87) of Baron Asset Fund vs. its small cap peers.

The discussions of the companies herein is not intended as advice to any person regarding the advisability of investing in any particular security. The views expressed in this report reflect those of the respective portfolio managers only through the end of the period stated in this report. The portfolio manager's views are not intended as advice to any person reading this report and are subject to change at any time based on market and other conditions.

The prospective performance for the companies discussed herein are based on our internal analysis and reflect our opinions only. We consider our analysis rigorous. We, however, make no guarantees of future performance of the securities, and our opinions are subject to change.

Source of all data herein: Baron Capital, Inc.

BARON GROWTH FUND

SEMI-ANNUAL REPORT                                               MARCH 31, 2003


[BARON FUNDS LOGO]


2   BARON GROWTH FUND



PERFORMANCE..................................................................12

INVESTMENT STRATEGY..........................................................12

PORTFOLIO STRUCTURE..........................................................14

RECENT PORTFOLIO
   ADDITIONS.................................................................14

NEWS.........................................................................16


767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
www.BaronFunds.com


[Photo of Ron Baron]
Ron Baron, Chairman and Portfolio Manager

DEAR BARON GROWTH FUND SHAREHOLDER:

PERFORMANCE


During the three months ended March 31, Baron Growth Fund outperformed both its peers and its benchmarks by losing less than they did...not exactly the kind of outperformance we find acceptable. (See page 13.) The Fund's performance was helped by its investments in proprietary education, financial services, casino/resorts and healthcare facilities. Baron Growth Fund's results in the current quarter were penalized by Charles River, Extended Stay America, and ChoicePoint, as well as its retailer, restaurant and media investments. Charles River's toxicology business faced increased competition, which very modestly slowed the company's growth rate. Charles River's growth is being driven by its very strong animal rats and mice businesses for pharma drug testing. The toxicology business is one of several small pharma services businesses owned by Charles River. We think the company's strategy of continuing to provide additional services, like tox, to its pharma clients is a good one and expect its core business to continue to experience significant growth. Extended Stay America, as are other hotel businesses, continues to experience very difficult business conditions that are reflected in its share price. This investment and Four Seasons are among the few "turnarounds" owned by Baron Growth Fund. We expect our hotel investments to achieve very strong stock market performance during the next several years, as travel and leisure businesses rebound as we anticipate. ChoicePoint's share price has fallen sharply this year despite continuing very strong results from its core and unique insurance services business and despite continued strong earnings per share growth. The company's stock price has been significantly penalized by its sale for $88 million of a non-strategic division that had a book value of less than $40 million. That business had before tax operating earnings of about $10 million per year but its sale will dilute ChoicePoint's earnings per share this year by $.07-.08. We believe ChoicePoint's data base businesses in this era of greater concern over security offer very strong growth prospects for years...and years. Retailers' and restaurants' results were penalized in the first quarter by severe weather (I just hate this excuse, but this time we accepted it because it was just so obvious) and the "CNN effect" resulting from Iraqi Freedom (people stayed home to watch t.v.). Media businesses' results were penalized by the "CNN effect" as people watched t.v. free of advertisements (it would have been unseemly to take commercial advantage of the war). Media advertising has since seemingly returned to normal.

INVESTMENT STRATEGY


Baron Growth Fund remains focused on small cap, well-managed, growth businesses that we believe have big opportunities and significant barriers to

BARON GROWTH FUND


competitors. The Fund's investments are focused on businesses and industries that are growing by solving problems. Companies that provide education permit individuals to get and keep better jobs. Three quarters of adults in America still do not have a college degree, although studies show that individuals with higher education earn more. Health care now represents 13% of our gross domestic product, and its cost is growing faster than our economy. Health care services that offer our society more cost effective solutions for individuals' healthcare obviously have strong growth prospects. Security is certainly of increasing importance in our ever more dangerous world. Gaming offers states a way to raise money for essential services without raising taxes and, by the way, foster economic development. Insurers are benefiting from higher rates now being achieved that are necessary to rebuild reserves to cover increased risks. Obviously, insurance businesses without legacy problems are beneficiaries of the current strong rate environment and don't need to rebuild reserves. Restaurants offer individuals a relatively inexpensive opportunity for entertainment without travel, options we think will prove increasingly attractive to most individuals. Long lasting megatrends that we believe offer small businesses the opportunity to become much larger businesses clearly remain the focus of Baron Growth Fund.

During the first quarter, among the twelve largest purchases by Baron Growth Fund were three new investments, property and casualty insurer and reinsurer Endurance Specialty Holdings, a business with some similarities to our investment in Arch Capital. Also newly added were Cobalt, a regional Blue Cross/Blue Shield health insurer with newly installed management that is beginning to achieve significant profits growth. Finally, Station Casinos, a chain of Las Vegas locals "joints" that has limited competition in that market as well as two new opportunities to manage Native American casinos, was added in this quarter. Station Casinos and Cobalt are described in more detail below. During the quarter, also among our top twelve purchases were additions to existing portfolio holdings of restaurants Cheesecake Factory, Krispy Kreme Donuts and Panera Bread. When the share prices of these restaurants fell with investors' concerns that their current earnings would be impacted by severe winter weather, we bought more stock. We added to our investment in Charles River when its share price fell on investor concerns about its toxicology business, a small part of that company. We increased our investment significantly, e.g., more than 80%, in Centene, a Medicaid, managed care provider, as investors became concerned about state healthcare reimbursement. We believed that Centene was part of the solution to more efficient health care, not part of the problem. Several Baron Growth investments were reduced in the quarter, a few were eliminated. Investments were sold either because we had made a mistake, we had a few that were fortunately a small percentage of our assets, or due to very strong investment appreciation that might limit

                                    [GRAPH]

                          PERFORMANCE FOR THE QUARTER
                              ENDED MARCH 31, 2003

                      BARON GROWTH FUND**        -2.5%
                      S&P 500*                   -3.1%
                      RUSSELL 2000*              -4.5%


                         ANNUALIZED PERFORMANCE FOR THE
                        FIVE YEARS ENDED MARCH 31, 2003

                      BARON GROWTH FUND**         4.0%
                      S&P 500*                   -3.8%
                      RUSSELL 2000*              -4.1%


                          ANNUALIZED PERFORMANCE SINCE
                           INCEPTION JANUARY 3, 1995
                             THROUGH MARCH 31, 2003

                      BARON GROWTH FUND**        16.0%
                      S&P 500*                    9.5%
                      RUSSELL 2000*               6.1%

*S&P 500 AND RUSSELL ARE WITH DIVIDENDS. THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P 500 MEASURES THE PERFORMANCE OF LARGER CAP EQUITIES IN THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL COMPANIES.

** THE PERFORMANCE DATA IN THE GRAPHS DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, OR REDEMPTION OF FUND SHARES.

BARON GROWTH FUND



further gains. In one instance, Apollo's very significant gains of the past five years, its share price quintupled, resulted in such a large market capitalization, more than $9 billion, that we felt Apollo had become a less appropriate investment for this small cap fund. It remains one of our favorite investments, however, and continues to be an important holding in Baron Asset Fund. Baron Growth will continue to benefit from the success of Apollo's on-line business through the Fund's investment in University of Phoenix On-Line which currently represents 2.8% of our assets.

PORTFOLIO STRUCTURE


TABLE I
PORTFOLIO METRICS
--------------------------------------------------------------------------------
P/E Ratio Forward                                                          21.5X
Est. 5 Yr. EPS Growth                                                      28.4%
Median Mkt Cap                                                      $1.0 billion
Equity Securities                                                             86
--------------------------------------------------------------------------------


TABLE II
INDUSTRY FOCUS
--------------------------------------------------------------------------------
Financial                                                                  10.6%
Business Services                                                          10.1%
Restaurants                                                                 8.6%
Resorts                                                                     8.4%
Healthcare Services                                                         8.3%
Retail Trade                                                                6.1%
Hotels                                                                      5.9%
Media                                                                       5.4%
Education                                                                   5.0%
Other                                                                      19.6%
Cash                                                                       12.0%
--------------------------------------------------------------------------------

RECENT PORTFOLIO ADDITIONS


STATION CASINOS owns and operates ten Las Vegas casinos. These casinos are located within the Las Vegas city limits and are designed to appeal to the local population of resident gamblers, rather than tourists who visit the Strip. Station's properties are generally less elaborate -- and, hence, less expensive to construct -- than the better-known Strip properties. They were designed for the local market, and serve not only as places to gamble, but as destination entertainment centers comprising restaurants, movie theaters, stores, and bowling alleys. The vast majority of Station's customers are county residents who prefer the Station properties' accessibility, lower gaming limits, diverse amenities, and friendly service to Strip casinos.

One factor that attracted us to Station is its protected real estate portfolio. New trophy properties have been built right next to each other on the Las Vegas Strip for years, often causing existing properties to decline when a newer and better property is built within a few minutes' walk. Station's properties are insulated from these competitive pressures because of Nevada Senate Bill 208, passed in 1997, which established stringent zoning rules that sharply limit sites available for future casino development within the city limits. Of those future sites, Station controls five, which it may develop as the city's population expands. Its next property, in Summerland, could be built by 2005.

We expect Station's addressable market to expand in tandem with Las Vegas' growing population. The city's low-taxes, good weather, and strong economy are attracting both retirees and working-age adults -- the population has grown from 1 million to 1.5 million since 1995, and it's expected to reach nearly
2 million by 2010. As a result, the locals' gaming market, which has grown at more than 10% per year since 1995, is expected by management to reach $3 billion by 2010, up 50% from its current level of $2.1 billion. Many of these new residents should find their way to Station properties, driving higher revenues and margins in existing Station facilities.

Station's cash flow margins are already higher than those of its competitors, in the low-30% range. Relative to Strip properties, Station derives a larger percentage of its revenues from slot machines, which carry higher margins than the hotel, food, and table game revenues that dominate on the Strip. Station also has a non-union labor force, which allows management to staff its properties more efficiently, with a higher percentage of part-time workers whose hours are adjusted in response to seasonal demand. We believe management is also more skilled at analyzing data about its customers in order to create effective marketing programs to attract and retain the best players. In addition, Station has linked bingo and poker games across its various properties to create large and attainable pooled jackpots that other locals' properties are unable to match...a great draw.

In addition to its core Las Vegas properties, Station has potentially lucrative contracts to manage two Native American casinos. Thunder Valley Casino is scheduled to open next month outside Sacramento, California. We believe the Sacramento market has no meaningful competition, and that the new casino will be extremely profitable. Station will capture about a quarter of that property's cash flow, which we believe could add more than $50 million annually to Station's cash flow. Station also owns 100 acres abutting Thunder Valley, which it will eventually develop or sell, likely at a large profit...or trade to extend its casino management contract. The company recently announced that it had won a second management contract

BARON GROWTH FUND



for the Granton Rancheria property, which is being developed in close proximity to downtown San Francisco. We also expect this to be quite profitable for Station.

We believe Station could about double its earnings to $2.00 per share within the next several years, as its newer Las Vegas properties mature and Thunder Valley operations improve. Those earnings could further significantly increase in the next several years in tandem with the growth of the Las Vegas market. Since we believe Station's shares may ultimately trade at a mid-teens earnings multiple, we continue to regard them as attractive. (Andrew Peck)

COBALT. Cobalt is a continuation of our investment theme of "buy Blue." Cobalt is the exclusive Blue Cross licensee and largest healthcare insurer in Wisconsin. Cobalt lost significant share throughout the 1990's when former management replaced independent insurance brokers with an in-house salesforce. Cobalt's market share then fell from 43% to 20%. We think it can return to a more typical Blue's level -- in excess of 30% -- over the next five to seven years.

Former management also chose to operate the healthcare business with a zero margin, making its profits from specialty businesses and investment income. We think new management's turnaround plan could more than double Cobalt's earnings over the next few years as it raises 2002 pretax margins from 3.7% to the 8.4% current industry average. We also think Cobalt is an attractive acquisition candidate for Blue consolidators Anthem or Wellpoint.

To increase enrollment, Cobalt is again courting brokers. Recent quote activity has increased strongly after the introduction of competitive broker commissions. By exiting unprofitable businesses and recontracting with providers, medical costs declined 430 basis points in 2002. More improvement is possible before reaching peer levels. The company has focused on improving its underwriting by increasing its actuarial capabilities. Its investments in systems are lowering administrative costs and increasing customer satisfaction. Specialty businesses have mostly been eliminated.

We believe the overall environment is favorable for health insurers -- i.e. premium price increases and moderating cost trends coupled with substantial administrative cost leverage. Cobalt benefits from many of the same competitive advantages of their Blue brethren. Blues are the best known consumer healthcare brand, and typically have the broadest provider networks and most extensive product lines in their markets. With the introduction of the BlueCard Program, a national "best of blues" network, we believe Cobalt is well positioned to compete for national accounts.

Cobalt is currently trading about 12.5 times 2004 earnings per share, which we believe could be about 30% higher than 2003 earnings. (Susan Robbins)

CENTENE. Despite investor concerns that state budget shortfalls would mean a downturn in Medicaid HMO's fortunes, we remain convinced that states highly value the cost savings and comprehensive care companies like Centene offer. We expect states' financial crises could result in trade-offs such as lower rate increases in exchange for various margin enhancing efficiencies and administrative adjustments. But we believe the strong, collaborative relationships providers and states have forged should mean continued growth and financial health for well run Medicaid HMO's.

While certain states have been forced to eliminate nonessential benefits or drop coverage for higher income individuals, we believe the reality is that the weak economy is creating new Medicaid eligibles every day. We are actually seeing a movement towards more managed care, not less. Centene has new opportunities in states like Georgia, which is considering managed Medicaid for the first time, and Texas, where managed care is to be expanded to the whole state.

We believe there are new high cost populations where Centene's medical management expertise can save the states money. SSI is a program run by the states for the low income, disabled or chronically ill elderly. In the first quarter of 2003, Centene undertook the management of 4200 at risk SSI lives in New Jersey. By managing care, particularly in the areas of behavioral health and prescription drugs, we expect Centene will be able to lower the medical loss ratio of this group from its current 104% to 86%. As Centene moves up the learning curve, we believe it will significantly expand its addressable market. Wisconsin, a Centene state, alone, spends upwards of $1B annually on SSI.

In the March quarter, Centene revenues and membership grew 85% and 68% respectively with organic growth representing 48% and 38% growth. Earnings increased 38% to $.62 per share. The company raised 2003 earnings per share guidance to $2.59 -- $2.64 on revenues of $720 -- $730 million. We believe Centene, a

BARON GROWTH FUND



company with an unblemished record of delivering cost savings and a better standard of care in its states, with both the balance sheet and the proven ability to acquire and integrate small local plans, can grow its earnings in excess of 20% annually for the next several years. Its current price is about 11 times our estimate for 2004 earnings. (Susan Robbins)

NEWS


CATALINA MARKETING recently announced a potentially important program with McDonald's that has the opportunity to become a new branch of its business. Catalina completed a five-month test of a loyalty program -- called 'McDeals' -- in about fifty McDonald's units in the Hawaiian Islands. The test involved installing thermal printers, similar to those found in supermarkets, at the restaurants' check out counters. After placing an order, McDonalds' customers received different types of coupons that entitled them to discounts on future restaurant visits, or game pieces for in-house sweepstakes. The initial results were encouraging, with many restaurants reporting a mid-single digit pick-up in their comp store sales. McDonald's has expanded the program to additional domestic markets, where further tests are in progress. Given McDonalds' 13,000 domestic units and 17,000 more internationally, there is the potential for this program to become a large, and we think profitable, opportunity for Catalina. (Andrew Peck)

GETTY IMAGES is the industry leader providing stock photography and other visual content to creative professionals and media outlets. It is also one of the best examples of how digital and Internet technologies can transform a traditional, old-world business. Over the past several years, Getty has (1) acquired the leading portfolio of companies in the visual content industry,
(2) integrated those companies into a single enterprise, (3) converted their libraries from analog to digital, and (4) launched an integrated web-based platform in order to market, sell and distribute its products. This transformation has enabled Getty to better serve its customers and take significant market share, as well as to drastically reduce its operating costs and capital spending. As a result, despite an advertising environment depressed by the weak economy and the war in Iraq, Getty reported better-than-expected first quarter results, growing revenues 15%, operating cash flow 30%, and more than quadrupling its earnings to $0.23 from $0.05 last year. Moreover, now that Getty has reached the end of its integration and digitization process, it has been able to significantly reduce capital expenditures and generate increasing amounts of free cash flow. In the first quarter, Getty generated $14 million free cash flow, and we believe Getty could approach (and possible exceed) $100 million of free cash flow this year.

Getty's management is focused on accelerating its top line growth, even in the face of a difficult economy. Recently, Getty unveiled a multi-pronged approach for generating sales growth, which includes expanding its list of customers, deepening its portfolio of image categories, distributing third-party images on its website, and adding a host of new rights-management services. Getty believes these initiatives will allow it to sustain solid double-digit revenue growth (even in a weak economy) with limited expense increases or capital needs for the foreseeable future. We believe this should drive 20-30% earnings growth for the next several years while producing a sizable war chest of cash. (Mike Lippert)

FAIR ISAAC recently reported excellent second quarter results as the company showed particular strength in its strategy machines segment and strong operating margin expansion. Its integration of HNC Software is largely complete, and cost savings in excess of the $30 million initially projected have been recognized. One new product introduced during the quarter, Fraud Predictor, is especially exciting. The product protects credit cards from being used fraudulently, and is believed by Fair Isaac to be 30% more effective than Falcon, its predecessor application. Fraud Predictor sells at a 50% premium to Falcon on an attractive recurring revenue model tied to the number of credit cards a client has in circulation. We believe this could represent a $30 million high-margin revenue opportunity within a couple of years. The fico.com business also continues to grow by more than 20% sequentially each quarter with huge operating leverage as it expands, given the company's nominal costs to generate an incremental fico score. We believe Fair Isaac should generate more than $100 million in free cash annually, and it just completed a 6 million share buyback and announced another 2 million share buyback authorization. (Andrew Peck)

JETBLUE'S first quarter results confirmed that the company remains the fastest growing airline in the United States. The company increased revenue 63% on an 81% jump in capacity during the worst operating environment in aviation

BARON GROWTH FUND



history. While most major domestic airlines posted losses in the quarter and several struggled to emerge from or avoid bankruptcy, JetBlue posted earnings per share of $0.25 with a 15.9% operating margin. This margin was the highest in the industry and was well ahead of the 3.4% margin reported by low-fare leader Southwest Airlines. JetBlue recently announced an order for up to 115 more Airbus aircraft (on top of 46 pre-existing firm orders) to be delivered between 2004 and 2011. Also, the company announced the launch of service to two new cities, Atlanta and San Diego, which will begin in the second quarter. In general, we believe that JetBlue has many more years of 25%-plus earnings growth as it adds frequency to existing routes, connects the dots among current cities and adds about 2-3 new destinations per year. The major risk is competition, and we will continue to monitor Delta's competitive response, Song, for any signs that it is slowing JetBlue's growth. We believe that the company has the management strategy and differentiated product to keep its customers coming back while spreading the word about the JetBlue experience to others. (Geoff Jones)

THANK YOU FOR INVESTING IN BARON GROWTH FUND

We understand that, for most of us, deciding how to invest your hard earned savings to pay for your children's education, to care for your parents or to fund your retirement is a very difficult decision. We hope our shareholder letters, magazine, newspaper and television interviews and annual investment conferences have helped you think about issues that have made it easier for you to decide whether stocks, in general, are an appropriate investment. And, whether Baron Growth Fund, in particular, remains an attractive investment for you and your family.

We thank you for choosing to join us as fellow shareholders in Baron Growth Fund. We will continue to work hard to justify your confidence.


Sincerely,



/s/ Ronald Baron
-----------------------------
Ronald Baron
Chairman and Portfolio Manager
May 12, 2003


As of March 31st, 2003 the Morningstar(TM) peer group for the Baron Growth Fund is the small-cap growth category, which currently consist of 663 mutual Funds. For the one year the Baron Growth Fund is ranked (by total return) 24 out of the 638 Funds that disclosed their data. For three years the Baron Growth Fund is ranked (by total return) 29 out of the 497 Funds that disclosed their data. For five years the Baron Growth Fund is ranked (by total return) 40 out of the 385 Funds that disclosed their data. Morningstar Principia Pro does not calculate comparative performance since inception (01/03/95) of Baron Growth Fund vs. its small cap peers.

The discussions of the companies herein is not intended as advice to any person regarding the advisability of investing in any particular security. The views expressed in this report reflect those of the respective portfolio managers only through the end of the period stated in this report. The portfolio manager's views are not intended as advice to any person reading this report and are subject to change at any time based on market and other conditions.

The prospective performance for the companies discussed herein are based on our internal analysis and reflect our opinions only. We consider our analysis rigorous. We, however, make no guarantees of future performance of the securities, and our opinions are subject to change.

Source of all data herein: Baron Capital, Inc.

BARON SMALL CAP FUND

SEMI-ANNUAL REPORT                                               MARCH 31, 2003

[BARON FUNDS LOGO]

3   BARON SMALL
    CAP FUND


PERFORMANCE..................................................................18

PORTFOLIO COMPOSITION AND ACTIVITY...........................................20

OUTLOOK......................................................................21


767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
www.BaronFunds.com


[Photo of Cliff Greenberg]
Cliff Greenberg, Portfolio Manager


DEAR BARON SMALL CAP FUND SHAREHOLDER:

PERFORMANCE


Baron Small Cap Fund was flat in the March quarter. This performance was satisfactory in a difficult period, and beat the market indices (Russell 2000 was down 4%, S&P 500 was down 3%). (See page 19.)

The stock market remained highly volatile in the quarter as the focus of investors was on macro headlines (the war in Iraq, SARS, current economic statistics and corporate scandals). It was reasonable to be uncertain. We profess no great insight on macro issues, but do feel we understand the micros of our investments very well. We stayed focused on the fundamentals of our particular holdings and used this period of volatility to add some new positions and increase some currently owned positions at what we believe were advantageous prices (as we will discuss later).

Our best performing stocks in the quarter were our for-profit education holdings (CAREER EDUCATION, APOLLO GROUP and UNIVERSITY OF PHOENIX ONLINE), wireless tower operator AMERICAN TOWER, surgical center operator UNITED SURGICAL PARTNERS and homebuilder BROOKFIELD HOMES.

The education stocks came under pressure in the December quarter primarily due to concerns that their businesses would slow once the economy improved, and that the stocks were selling at relatively high valuation levels. However, in the first calendar quarter it became apparent that the economy wasn't going to get better overnight, and, more importantly, these businesses continued to grow earnings at close to a 50% clip. This is extraordinary.

We believe that there will always be a large market of people seeking a higher degree in order to improve their employment and earnings potential, and that the better for-profit providers (which have only modest market share) will continue to compete favorably with economically strained community colleges. Additionally, we believe that our for-profits offer great, pertinent courses, terrific student services, and exceptional job placement rates. And online execution, which is growing rapidly within our holdings, is a juggernaut which we believe will lead to faster growth rates, higher margins and increased business barriers.

AMERICAN TOWER (AMT) rose as the company successfully refinanced its balance sheet, eliminating a potentially onerous debtholder put right. Its business is performing well, and is generating significant free cash flow. We expect that cellular operators will continue to focus on network quality, especially when number portability (which allows a consumer to keep his phone number even if he changes carriers) is legislated. We think that attention to network quality, and the improved financial health of the cellular operators in general, should benefit the tower owners as providers feel the need to build more cell sites.

UNITED SURGICAL PARTNERS (USPI) performed well as the company continued to demonstrate terrific organic growth metrics -- cases performed per

BARON SMALL CAP FUND



center were up 11%, revenues per center were up 15% and profits per center were up 25%. This drove a 50% increase in company profits for the quarter. Returns from the development of new centers are over 50% and importantly, the company signed up new joint venture deals in Phoenix and Southern California. We continue to be very excited about the unit potential at USPI.

BROOKFIELD HOMES (BHS) is a high-end residential homebuilder that we purchased when its stock was spun out of Brookfield Properties, a large Canadian real estate company, around year-end 2002. We purchased the stock under book value and at six times projected earnings. We believe that book is terribly understated, because the company's extensive land holdings are more valuable than is reflected by historical cost balance sheet values. We think that Brookfield will sell off some of its land to pay down debt and re-purchase shares. We also believe that unit deliveries will increase significantly in the future because prime land holdings are moving through the entitlement process. We think this should enable the company to grow strongly even if the housing market slows.

Our worst performers were Charles River Labs, ChoicePoint, Cross Country and AMN Healthcare.

CHARLES RIVER LABS (CRL) declined as performance at the company's toxicology unit slowed. Pharmaceutical manufacturers and biotechs have curtailed some research work and two competitors added additional tox capacity, which hurt Charles River. Toxicology represents about 15% of Charles River's revenues and 10% of its profits, so we believe that these issues will only modestly slow overall corporate earnings growth. The animal models business and related services have continued to grow strongly and we believe they are extremely valuable franchises. We had sold some of our position last fall at high prices and have since repurchased more shares than we originally sold.

CHOICEPOINT (CPS) stock fell primarily because earnings estimates were modestly reduced, and the internal growth rate of its business and government segment slowed. CPS sold a non-strategic unit in the quarter but the interest income it will earn on the proceeds of the sale will not equal the earnings sold. We favor the deal and believe the proceeds will be deployed in a more beneficial manner in time. The deceleration of the growth rate in the business and government segment relates to the company's completion of a big airport baggage screener's credentialing assignment at the end of 2002. We remain very excited about a number of the "nursery" projects inside this business unit and believe that growth will re-accelerate, especially if the economy improves even slightly. The company's insurance unit has not missed a beat and we project strong double digit growth. For the first time in a while, we consider this stock cheap.

AMN Healthcare and Cross Country are providers of traveling nurses to hospitals. Demand dried up significantly late in `02 and into the new year, which we did not expect. The stocks declined and presently trade at about 10 times our projection for current year's earnings. We believe that this multiple does not reflect our expected 15% long term growth rate.

                                    [GRAPH]

                           PERFORMANCE FOR THE QUARTER
                              ENDED MARCH 31, 2003

                   BARON SMALL CAP FUND**         0.2%
                   S&P 500*                      -3.1%
                   RUSSELL 2000*                 -4.5%


                         ANNUALIZED PERFORMANCE FOR THE
                        FIVE YEARS ENDED MARCH 31, 2003

                   BARON SMALL CAP FUND**         3.6%
                   S&P 500*                      -3.8%
                   RUSSELL 2000*                 -4.1%


                          ANNUALIZED PERFORMANCE SINCE
                           INCEPTION OCTOBER 1, 1997
                             THROUGH MARCH 31, 2003

                   BARON SMALL CAP FUND**         6.5%
                   S&P 500*                      -0.6%
                   RUSSELL 2000*                 -2.7%


*S&P 500 AND RUSSELL ARE WITH DIVIDENDS. THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P 500 MEASURES THE PERFORMANCE OF LARGER CAP EQUITIES IN THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL COMPANIES.

** THE PERFORMANCE DATA IN THE GRAPHS DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, OR REDEMPTION OF FUND SHARES.

BARON SMALL CAP FUND



However, we have lightened our position and prefer to recommit funds when a turn in demand is more evident.

PORTFOLIO COMPOSITION
and ACTIVITY


At the end of March, the Fund had $816 million in assets and owned 69 securities. The top 10 holdings equaled 30% of the portfolio. The top five industry groups accounted for 48% of the portfolio. They are: education (11%), business services (10%), retail (9%), healthcare services and facilities (9%), and media (9%).

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
Career Education Corp.                                                      6.9%
Iron Mountain, Inc.                                                         3.0%
ChoicePoint, Inc.                                                           3.0%
Apollo Group, Inc.                                                          2.9%
Fair Isaac & Company, Inc.                                                  2.5%
Radio One, Inc.                                                             2.4%
Krispy Kreme Doughnuts                                                      2.4%
Charles River Labs Intl.                                                    2.3%
Weight Watchers Intl.                                                       2.3%
United Surgical Partners                                                    2.2%
                                                                           -----
TOTAL                                                                      29.9%
--------------------------------------------------------------------------------

                               Industry Breakdown

[graphic]

Business Services      10.8%
Cash                   11.5%
Education              10.8%
Financial               4.2%
Health Care
 Facilities             4.0%
Health Care
 Services               4.8%
Media &
 Entertainment          8.9%
Other                  25.4%
Printing                4.9%
Restaurants             6.0%
Retail Stores           9.4%

As discussed earlier, market volatility enabled us to opportunistically add to positions where we felt fundamentals were intact and stocks were attractively priced. We initiated four positions in the quarter: PANERA BREAD, Brookfield Homes, MOORE CORP. and CUMULUS RADIO. We increased our holdings by about 50% or more in a number of stocks: RH DONNELLEY, Charles River Labs, PROQUEST, CATALINA MARKETING, American Tower, PENN NATIONAL GAMING, SKYWEST and DOLLAR TREE. We sold our positions in PROVINCE HEALTHCARE, RESOURCES CONNECTION, PAXAR, OVERSTOCK.COM and CROWN CASTLE. Let me touch on some stocks in which we made the most significant dollar investments in the quarter.

CATALINA MARKETING is a leading global marketing services company. Their lead product is the issuance of coupons at check-out aisles in supermarkets, specifically targeted to what the consumer just purchased or has historically bought. The company is presently rolling out new networks in international supermarkets, in domestic drug stores and in individual retail chains like McDonald's. The drug store network, called HRP, was growing extremely rapidly until mid-2002, when pharmaceutical manufacturers became sensitive to all promotional activity. The HRP unit, which was going to drive corporate profitability, swung to a loss, and earnings disappointed. When the stock traded down to 15 times current year's earnings of the base supermarket business and under 7 times cash flow, we doubled our position. We believe Catalina's international ventures are ramping up well and as they gain scale will be very profitable, that HRP is not a liability but likely a major asset (though it might take some time), and that the company's strong balance sheet will enable management to continue to aggressively repurchase stock.

PROQUEST publishes electronic databases for libraries and classrooms and also sells parts and service information on a subscription basis to auto dealers. Its earnings also disappointed at the end of 2002, primarily because public libraries had tight budgets and bought less product, and because a competitor in one of ProQuest's non-proprietary products cut price to gain share. We have doubled our position for the following reasons. The stock traded down to 10 times our estimate of current year's depressed earnings. The parts locator business, which is half the company's earnings, is, we believe, an extremely valuable subscription business growing at a double digit rate. And we are extremely excited about the prospects for two new products inside the information and learning business: historical newspapers and Xanadu. The historical newspapers venture has fully digitized the entire run of the nation's six largest newspapers (including The New York Times and The Wall Street Journal) and is now the exclusive marketer of these easily searchable databases to libraries and schools. Xanadu helps college professors create comprehensive multimedia course packs and custom textbooks, which is a major upgrade to present publishing methods. These two product lines contributed
$15 million in revenues but were unprofitable in the year just ended. We believe that going forward, revenues for these products can potentially grow tenfold and that these products will greatly enhance ProQuest's equity value.

We added PANERA BREAD as a new position in the quarter. Panera is a rapidly growing operator of bakery cafes. We believe the company's stores are unique in a number of ways. They have quick counter service, like a fast

BARON SMALL CAP FUND



food restaurant, but the food quality is much higher. They are take-out places with a cozy environment which encourages patrons to hang out. The units are busy all day long, with big business for breakfast, lunch, take home and "day time chill-out" (Panera's words, not ours!). This has led to strong unit values, with annualized sales exceeding $1.8 million per store and a terrific unit return on investment exceeding 50%.

Panera presently operates about 500 stores with what we believe is the opportunity to grow into a chain of three times its current size. It is adding about 25% more units per year, both through the company's own development operation and with a group of top-notch franchisees. We believe that the company can maintain earnings growth of over 30% into the foreseeable future and can trade at or above that multiple of earnings. We purchased the stock after it had come down in early 2003 because comparable store sales had softened. We believe that the lower comps were more a function of bad weather and a small degree of unit development cannibalization, than any fundamental operating issues. Because the key drivers of earnings growth are the successful build out of the chain and corporate operating leverage, not comps, we took the opportunity to buy this excellent franchise at what we think is a discounted price.

OUTLOOK


The war is over without any of the much-feared economic after-shocks. Though business was weak in April, our hunch is that the economy will strengthen. Confidence and courage will come back to consumers, businesses and inventors. We have already seen a better tone to the market. Our businesses were able to hold their own during three years of a tough economy. Now we expect revenues to improve and earnings growth rates to accelerate. Stock prices are not cheap, especially when measured against historical multiples. But we believe the market will anticipate the recovery and focus on future earnings and opportunities, which we think are not currently reflected in market prices.

Thanks for investing in Baron Small Cap Fund.

Very truly yours,


/s/ Cliff Greenberg
--------------------------
Cliff Greenberg
Portfolio Manager
May 12, 2003


As of March 31st, 2003 the Morningstar(TM) peer group for the Baron Small Cap Fund is the small-cap growth category, which currently consist of 663 mutual Funds. For the one year the Baron Small Cap Fund is ranked (by total return) 20 out of the 638 Funds that disclosed their data. For three years the Baron Small Cap Fund is ranked (by total return) 62 out of the 497 Funds that disclosed their data. For five years the Baron Small Cap Fund is ranked (by total return) 43 out of the 385 Funds that disclosed their data. Morningstar Principia Pro does not calculate comparative performance since inception (01/01/97) of Baron Small Cap Fund vs. its small cap peers.

The discussions of the companies herein is not intended as advice to any person regarding the advisability of investing in any particular security. The views expressed in this report reflect those of the respective portfolio managers only through the end of the period stated in this report. The portfolio manager's views are not intended as advice to any person reading this report and are subject to change at any time based on market and other conditions.

The prospective performance for the companies discussed herein are based on our internal analysis and reflect our opinions only. We consider our analysis rigorous. We, however, make no guarantees of future performance of the securities, and our opinions are subject to change.

Source of all data herein: Baron Capital, Inc.

BARON iOPPORTUNITY FUND

SEMI-ANNUAL REPORT                                               MARCH 31, 2003

[BARON FUNDS LOGO]

[Photo of Mitch Rubin]
Mitch Rubin, Portfolio Manager

4   BARON iOPPORTUNITY
    FUND


PERFORMANCE SUMMARY AND
 OVERVIEW ...................................................................22

THE INTERNET'S CONTINUED
 GROWTH .....................................................................22

VALUATIONS...................................................................24

COMPANY UPDATES..............................................................25

CONCLUSION...................................................................29


767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
www.BaronFunds.com


DEAR BARON IOPPORTUNITY FUND SHARHOLDER:

PERFORMANCE SUMMARY AND OVERVIEW


The iOpportunity Fund has performed well so far during 2003. During the first quarter, the Fund gained 4.3%, which compared favorably with both the NASDAQ Composite and the Morgan Stanley Internet Index, which rose 0.4% and 3.8%, respectively during the quarter (the broader S&P 500 fell 3.1% during the quarter). Our solid performance has continued in the second quarter and, as of this writing, the Fund has gained over 20% so far this year. (See page 23.)

Given the difficulties of the past several years, this year's performance is encouraging. We are also pleased that the performance has been broad based. With a select few exceptions (Overture being the most significant) nearly every position in the Fund has gained ground this year. And, some have risen substantially. Our best performers year to date have been travel service providers EXPEDIA AND HOTELS.COM, wireless tower operators AMERICAN TOWER and SBA COMMUNICATIONS, on-line bill pay leader CheckFree, auction king EBAY and our on-line education companies UNIVERSITY OF PHOENIX ONLINE and CAREER EDUCATION

In our opinion, this broad rise in stock prices is a direct, if somewhat delayed, response to the extremely strong fundamentals that have been and are still being exhibited by the majority of our companies. The vast majority of the companies we own have achieved or exceeded their projected revenue and earnings expectations during the last year while many other companies and industries have faltered. This positive trend has continued in this year's first quarter when over 90% of our companies met or exceeded their revenue and profit expectations. Moreover, most of our companies have also confirmed or increased their guidance for the coming year despite the dual impacts of the Iraq War and SARS that many other companies are citing as a basis for continued weakness.

It is not surprising, then, that our stocks have begun trending higher. There simply are not many companies exhibiting strong, and, in many cases, accelerating revenue growth, expanding profit margins, strong free cash flow and underleveraged, if not completely debt-free, balance sheets in today's market. This business strength is especially impressive in light of the obviously difficult economy. We expect our companies, on average, to grow revenues and profits by at least 50% this year after growing over 50%, on average, last year. Even with the still lingering stigma of the collapse of the "bubble economy," we believe it is hard to argue with these strong fundamentals and many mainstream investors have begun to renew their interest in our companies.

The Internet's Continued Growth


A constant theme that has provided the backdrop for our companies' strong performance and the foundation for our continued optimism about the long-term prospects for the iOpportunity Fund has been the consistently strong growth of Internet adoption and usage around the world. Despite the three-year contraction in stock prices and countless external shocks (war, terrorism, recession, scandal), the growth of the Internet as a

BARON iOPPORTUNITY FUND



communication and commerce medium has continued unabated. Today, there are roughly 600 million Internet users worldwide as compared with approximately 100 million five years ago. Roughly 70% of Americans now use the Internet every day. Many industry observers continue to expect strong double-digit user growth through the end of this decade with the number of users crossing the 1 billion threshold sometime around 2006. And, usage is growing much faster than user growth as the dual benefits of broadband penetration (which enables much faster and more satisfying usage as well as an always-on resource) and the maturation of the user base (users who have been on-line for 5 years or more use the Internet twice as much as newer users) continue to combine.

Many technologists continue to be awed by the potential power of this trend. They include Marc Andreessen, the founder/inventor of the first Internet navigation software, Netscape (which is also described by many as the first IPO of the Internet era) who made some interesting observations at a conference we recently attended. Marc explained that it was his belief that major technology shifts occurred in 25 year waves, and that the changes brought on by those shifts do not produce the majority of their benefits until roughly 10 or 15 years after their hype. He cited as examples the invention of the mainframe computer in the 60's but its delayed rise to dominance until the mid 70's, as well as the invention, and ensuing boom-bust, of the PC in the early 1980's, followed by its' true mass adoption in the early 90's. He sees the Internet as a similar invention and believes that the late 90's boom and bust will be followed by the Internet's true benefits being realized in the coming decade.

In addition, Marc also noted that the Internet has an important difference from past technology advances which makes it potentially much more powerful as a medium and enabler than previous technological breakthroughs (he included as breakthroughs such things as the train, the plane, the car and the telephone in addition to mainframes and PC's). In each of these previous instances, the new technology solved a fairly specific problem initially and, while having obvious residual benefits, changed relatively little after their initial breakthroughs. For example, trains, planes, and cars all continued to evolve in allowing for safer and easier travel, yet the basic technology of their engines and systems have not changed dramatically since their inventions. Similarly, the telephone, while involving many additional features and increasing in reliability over time, is still essentially the same technology as its original invention. The difference he sees with the Internet is that while it is basically a hardware solution (fiber optics and routers connecting
PCs), it is a far more powerful enabler of other technological innovation and industry creation than any of the technological shifts before it. For example, the Internet has simultaneously allowed the invention of a world wide auction service while at the same time creating a real time global text communication system. It has also allowed the creation of retail stores that defy physical walls and international borders while also becoming a platform to launch seamless global entertainment networks. And so on. Moreover, with the Internet, all of its enabling power is fueled by Moore's Law (that the number of transistors on a semiconductor chip doubles every 18 months) which causes the Internet to become faster, cheaper, and better as a medium by at least 100%

                                    [GRAPH]

                           PERFORMANCE FOR THE QUARTER
                              ENDED MARCH 31, 2003

                    BARON iOPPORTUNITY FUND               4.3%
                    NASDAQ COMPOSITE                      0.4%
                    MORGAN STANLEY INTERNET INDEX         3.8%


                         ANNUALIZED PERFORMANCE FOR THE
                         ONE YEAR ENDED MARCH 31, 2003

                    BARON iOPPORTUNITY FUND             -21.0%
                    NASDAQ COMPOSITE                    -27.3%
                    MORGAN STANLEY INTERNET INDEX       -30.9%


                          ANNUALIZED PERFORMANCE SINCE
                          INCEPTION FEBRUARY 29, 2000
                             THROUGH MARCH 31, 2003

                    BARON iOPPORTUNITY FUND             -23.6%
                    NASDAQ COMPOSITE                    -33.4%
                    MORGAN STANLEY INTERNET INDEX       -57.3%


THE NASDAQ COMPOSITE AND THE MORGAN STANLEY INTERNET INDEX ARE UNMANAGED INDEXES. THE NASDAQ COMPOSITE TRACKS THE PERFORMANCE OF MARKET-VALUE WEIGHTED COMMON STOCKS LISTED ON NASDAQ; THE MORGAN STANLEY INTERNET INDEX OF ACTIVELY TRADED, HIGH MARKET CAP INTERNET STOCKS DRAWN FROM NINE INTERNET SUBSECTORS.


                                       23

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BARON iOPPORTUNITY FUND



every year and a half. These dynamics have resulted in the rapid creation of new technological innovations and "killer apps" (such as E-mail, retail, media, travel, auction, search, etc.) based on the Internet which are all driving important evolutions in behavior which, in turn, are changing the economics of many industries. And, he believes, the most powerful changes still lie ahead.

To Marc's exciting thoughts about the power of the Internet as an enabling medium, we would add that some key attributes of Internet businesses also make them potentially significantly more profitable and thus more valuable than their bricks and mortar predecessors. Because of its unique ability to seamlessly and cost effectively connect many to many, we believe the Internet has evolved into the most efficient distribution and business management medium ever created. For those businesses that truly embrace the Internet, critical information can be available to decision makers anywhere at anytime, customers can be serviced and communicated with constantly and at minimal cost, inventory, if required at all, can be centrally located and managed real-time, merchandising decisions can be implemented immediately, and so on. These attributes have enabled the leading Internet companies to enjoy the combined benefits of consistently strong revenue growth in an ever changing economy with high marginal profitability and low fixed capital expenditure requirements. For those companies that reach scale, this leads to dramatically expanding free cash flow growth with little need for debt -- and we think this should drive substantial increases in the potential equity values for successful Internet enterprises over time.

Despite the challenges of the past several years, all of these factors continue to work in combination to drive forward the businesses for the companies in which we are investing and gives us continued excitement about the future prospects for the iOpportunity Fund.

VALUATIONS


Some brief thoughts on valuations. Due to the recent rebound in stock prices for many of our companies, valuation has returned to the forefront as one of the most visible and controversial topics being debated in the press today about Internet and technology companies. Many major business publications in the last few weeks (including Barron's, the Wall Street Journal and the New York Times) have written high profile stories declaring that the recent increase in stock prices has led to a return of "bubble valuations" for a handful of our companies -- most prominently eBay, Amazon and Yahoo. Given this level of discourse, and the fact that these stocks continue to be important holdings in the Fund, we thought we'd give you a few thoughts in response to these critiques.

In our view valuation anomalies -- whether a stock really is under or overvalued -- are always only "obvious" when viewed with the benefit of hindsight. The vast majority of Internet and technology companies were "obviously" overvalued in 1999 and 2000, even if their businesses were then thriving, when viewed today in the context of the last three years' technology depression. Similarly, many stocks were "obviously" incredibly cheap following the bear market of the early 1970s, the market crash in 1987 or the uncertainty and fear following September 11th. The difficulty, "obviously," lies in correctly predicting the future. In this context it is important to remember that valuations are only as good as the earnings, cash flow or sales estimates used to support them. That is, a P/E ratio is only meaningful if the E -- the earnings -- are estimated accurately. When the E used to value a company's stock at any point in time is dramatically under or overestimated (because the company grows much more rapidly or slowly than the market expects), the company's stock, which appeared to be under or overvalued at one point in time, may turn out to have been the exact opposite in hindsight.

In our opinion, this has been the case and continues to be the case with many of our more successful holdings that are now deemed by many to be "obviously" overvalued. Viewed on current earnings expectations, few would argue that, for example, eBay, Yahoo or Amazon are inexpensive. And yet, a year ago, few were even close to correctly predicting even the one-year forward levels of revenues or earnings for any of these companies. For example, about a year ago, the consensus Wall Street projections for eBay in 2003 was for sales of about $1.6 billion, operating EPS of about $1.00, and free cash flow of about $200 million. Based on these estimates, many viewed eBay's stock as expensive and recommended against owning it. Today, following a year of consistently accelerating revenue growth and expanding profit margins, the current "consensus estimate" for eBay in 2003 "predicts" revenues of over $2 billion, operating earnings of over $1.40, and free cash flow approaching $600 million. So, within a few months, the company showed that the Street was too low by 40% in revenue and earnings and 200% in free cash flow. And this is still after only the first quarter of 2003 has been reported. Similar observations can be made about the 2003 predictions from one year ago to today for Yahoo (last year's predictions for 2003 results -- sales of about $1 billion, EBITDA of $225 million and $0.21 of operating EPS; current 2003 prediction -- revenue of close to $1.3 billion, EBITDA approaching $400 million and EPS of close to $0.40) and Amazon (last year -- sales of $4 billion, breakeven EPS, $125 million of operating income and less than $100 million of free cash flow; current sales of $4.8 billion, EPS approaching $0.50, operating income of close to $300 million and

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BARON iOPPORTUNITY FUND



$425 million of free cash flow). This comment would apply similarly for many of the other successful companies in our universe.

The predictions about Amazon have been, perhaps, the most striking example of this phenomenon. About a year-and-a-half ago, a Lehman Brothers bond analyst received a tremendous amount of fanfare for his credit analysis and downgrade of Amazon's bonds based on his prediction that the company would never be able to repay its debts (much less have any equity value) in the future. His analysis helped drive down the price of both Amazon's debt and equity securities to the point where Amazon's high yield bonds (the most senior piece of paper in the company's capital structure) were trading below fifty cents on the dollar. Fast forward 18 months to the company's recent first quarter 2003 conference call. Amazon announced that it had so much excess cash both on its balance sheet and expected to be generated over the next several years, that it was going to be tendering to repurchase its high yield bonds earlier than they would be due and at a premium (105%) to par.

If the "Street" can be wrong by this order of magnitude in even these short periods of forward projection, how much can they be off on their predictions for 2004 and beyond? And, therefore, how much weight should be given to valuation ratios based on what we think are inaccurate projections?

The fact is that we believe many of our companies are dynamic and multi-dimensional -- many are growing at very high rates, dominate huge and growing markets, are generating ever expanding piles of free cash and are still relatively young and small in relation to their markets. For all of its success, the $20 billion of commerce being generated currently on eBay (which is growing at a nearly 75% rate) still represents only about 1% market share in each of its core segments (and those segments are being added to every day). And eBay's current gross merchandise sales are still less than 10% of the revenue generated by Wal-Mart. Moreover, eBay's revenue and earnings generation from this level of economic activity are still expanding dramatically as the company adds new products and services to its line up and its cash balances are ballooning as, to date, the company requires little capital expenditure to support its growth.

Valuations are obviously critical to the success of any investment. But we believe they are only helpful in the investment decision process when they are appropriately viewed in the context of a company's future, long-term earnings power and potential (based on the growth of its markets and its competitive advantages and barriers to entry), not on a static observation that the stock trades at a high multiple on current or trailing earnings. For the iOpportunity Fund, our primary focus is on trying to understand and predict the future revenue and earnings potential of a given company. That is: How big is the market and business opportunity? What are the barriers to entry and competitive advantages? How talented is the management team? What is the business model -- how high can the profit margins be, how much overhead is required to build and manage the business, how much capital will be needed to compete and succeed? etc. Or, put more simply, how much can a company earn over the next several years (not the next several quarters). We are not looking to make clever trades or predict that a 20 multiple stock should really trade at 25 or 30 or vice versa. We are trying to find businesses that we think have the potential to be many times larger in the future than they are today and buy them at what we believe is a substantial discount to that future potential value. Thus, we are constantly trying to strike the right balance between current valuations and long-term prospects to give the fund what we believe to be the most advantageous balance between risk and potential reward.

COMPANY UPDATES


USA INTERACTIVE ACQUIRES EXPEDIA, HOTELS.COM AND LENDING TREE.

Beginning last year with the acquisition of Ticketmaster and continuing this year with the recently announced acquisitions of Expedia, Hotels.com and Lending Tree, Barry Diller's USA Interactive has acquired and is acquiring some of the most exciting companies in our universe -- which also all happen to be among our largest holdings. All of the stocks have been acquired at substantial premiums to their then current market values (the latest being Lending Tree at a nearly 50% premium), and, in the case of both Expedia and Hotels.com, at substantial premiums to the values offered by USA about a year ago (which were then withdrawn after the boards of both companies indicated that they viewed the offers as inadequate).

These acquisitions, while obviously enhancing our recent returns, are somewhat bittersweet in that each of the acquired companies had been among our favorite Internet businesses since the Fund's inception. Nevertheless, we are excited about the prospects for the resulting company due to what we believe is the incredible strength of the individual businesses that have been acquired and the fact that, for the most part, the teams that founded and built each of the companies are expected to remain with the company and continue to have operating control of their divisions. Moreover, we think each of the businesses shares a series of traits that we believe to be among the most important and exciting factors for scale, Internet-centric consumer businesses. Namely: Each company dominates the on-line markets of very large industries that are rapidly converting to the Internet (ticketing, personals, travel, financial services, real estate); each has developed a strong and growing brand;

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BARON iOPPORTUNITY FUND



none takes any inventory risk; none requires substantial capital investments to continue to grow at extraordinary rates; each produces substantial free cash flow (and in each case, negative working capital); and each has and we believe should continue to enjoy the dramatic margin benefits of scale that characterize Internet-based transaction services businesses (namely, very high marginal profitability from increases in revenue due to a relatively fixed operating cost structure).

And, we think there is no question that the resulting entity will be a force in the Internet economy. The combined businesses of USA in the first quarter grew their EBITDA and adjusted EPS at over 100% year over year and generated over $400 million in free cash flow. For the full year of 2003, we think USA could generate over $1 billion of free cash flow for a company that has over $3 billion in net cash and cash equivalents. In fact, USA's combined operating cash flow in the first quarter would have been two times that of eBay and two-thirds that of Viacom (a company that is four times its size). Further, each of the Internet business segments (the company also owns the Home Shopping Network and several other less Internet-centric businesses) continued to grow at extraordinary rates in the first quarter with the travel properties generating more than $2.3 billion in gross bookings (a 75% increase) and expanding margins, the ticketing segment growing revenues 27% and EBITDA over 70%, on-line personals growing revenue over 60%, and Lending Tree growing revenues 84% while exceeding its EPS estimates substantially. And, for each company, we believe the future continues to look incredibly bright as each industry is still in the early stages of its transformation to the Internet.

Following these acquisitions, USA will have quickly achieved its goal of transforming itself from a media company with okay assets and a complex financial structure a year ago to one of, if not the, largest and most profitable interactive commerce company in the world. Moreover, by acquiring its majority owned subsidiaries and retiring its option-based compensation model, the company has also greatly simplified its financial structure and reporting. And, the combined company, despite its recent share price advance, continues to trade at what we believe is a valuation discount to both the other leading Internet companies and to its own medium-term growth rate. For these reasons, at least for now, we are inclined to maintain a large position in the company when these transactions close.

AMERICAN TOWER/SBA COMMUNICATIONS.

We have written about our interests in the wireless tower industry in past letters in which we described the opportunities we perceived for dramatic increases in profits for the owners of the towers as the wireless carriers continued to build out their networks to provide enhanced voice and data services to their growing base of subscribers. However, until recently, these investments had proved unsuccessful and, before reacquiring American Tower's stock and SBA Communication's bonds towards the end of last year, we had not invested in the tower industry for about a year.

The problems in the tower industry were multi-faceted and arose from a combination of factors. These included the fact that the tower companies had raced too quickly to acquire and build large tower portfolios (often at poor prices) and that those portfolios were acquired, for the most part, with large issuances of debt, which left the companies with substantial leverage, high interest burdens and restrictive financial convenants. In addition, the combination of aggressive price discounting and a slowdown in wireless subscriber growth negatively impacted the wireless service providers who responded by reducing capital spending and slowing the deployment of new cell sites. This, in turn, hurt the operating performance of the tower companies, leaving many in default on various covenants and/or unable to satisfy their obligations. This confluence of events devastated the tower industry and resulted in the dramatic contraction in valuation for the equity and debt securities of all of the participants (as well as the bankruptcy filings by several of the smaller and more leveraged players).

Nevertheless, the industry has proved more resilient than many thought and, over the past year, the surviving companies have vastly improved their balance sheets and stabilized their operating performance despite what continues to be a relatively depressed level of new tower deployments by the wireless service providers. For example, American Tower responded to the industry's changes and its own challenges by aggressively cutting expenses, downsizing its more cyclical services businesses, slashing capital spending and aggressively selling non-core assets. AMT was also able to restructure its balance sheet and renegotiate its bank lines outside of a bankruptcy filing which, among other things, allowed it to retire a convertible bond that was putable to the company later this year and had the potential to result in significant shareholder dilution. As a result, AMT now generates 97% of its operating cash flow from its core tower rental business (which, despite the softness in carrier capital expenditures, has continued to perform well) and has also become a free cash flow generator (the company should produce over $100 million of free cash in 2003). As a result, we believe AMT's leverage could decline from over 12x EBITDA at its peak to under 7.5x by the end of this year. SBA Communications has also taken significant steps to stabilize its balance sheet through asset sales and reduced capital expenditures while also reducing its emphasis on non-recurring services. We believe SBA should also

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BARON iOPPORTUNITY FUND



now generate the vast majority of its cash flow from the more stable tower leasing business although it will still take several more quarters for SBA to become a free cash flow generator.

In the midst of this evolution, one of our original investment rationales -- that the tower businesses had terrific operating leverage and great free cash flow potential -- has reemerged as a core theme for the industry. Because new tenants, and therefore new rental revenues, can be added to a mostly fixed-cost expense structure, the tower rental business has significant operating leverage. Indeed, we believe the operating cash flow margins on incremental rental revenue should run at least 80% (in fact, AMT generated over 100% incremental margins in its recently reported first quarter due to cost cutting). And, despite all of their challenges, the wireless carriers continue to maintain and grow their networks (albeit at a slower pace). We think tower leasing revenue should continue to grow at stable, low double digit rates driving tower cash flow growth at better than 20% for several of the companies for at least the next several years. Thus, AMT translated 12% tower revenue growth into 27% tower cash flow growth in its first quarter. Moreover, because wireless towers require very little annual maintenance capital expenditures, this operating cash flow translates directly into free cash flow available to pay interest and reduce debt. When combined with asset sales and other balance sheet restructurings this has helped the tower industry's investment prospects reemerge driving our shares of American Tower from a low of below $1.00 (we repurchased the shares at around $3.00) to over $7.50 as of this writing and the price of our SBA bonds (which we preferred to the equity at the time) from the mid $50s to nearly $90 recently.

OVERTURE. This has been a very challenging year for Overture and it has been one of our worst performing stocks over the past 6 months. Despite its success in pioneering the now vastly successful pay-for-performance search industry (which we've written about in past letters and which has driven Overture's revenues from $27 million in 1999 to over $1 billion expected this year), Overture has had to deal with several challenges, some external and some self-imposed, over the last several months. The most significant external challenge has come in the form of increased competition from Google, a privately owned and wildly popular search destination that has copied Overture's business model and challenged it in signing up affiliate partners and advertisers. This has resulted in the loss by Overture of a few high profile customers (the most significant of which was last year's loss of AOL) as well as an increase in the revenue splits that Overture has agreed to give to its partners to stay in the company's network. This has resulted in a combination of compressed margins as well as the perception of vulnerability especially with respect to its two largest affiliates, Yahoo and Microsoft, which has weighed heavily on Overture's shares.

In addition, at the same time, Overture has decided to (1) increase substantially its investment in international markets; (2) increase its investments in new products, and; (3) undertake two somewhat controversial and dilutive acquisitions of other leading search industry participants (FAST, a leading technology company from Europe, and Alta Vista, a former high flying U.S. search/portal company that had been in the midst of a restructuring). Taken individually, each of these decisions appears rational. We believe the international opportunity in search could be dramatic and the time is right to step up the investment and establish positions in each of the important markets (UK, Europe, Japan, Korea). In addition, there are a series of emerging business opportunities in addition to pay-for-performance search (such as paid inclusion and contextual advertising) that appear to be very exciting. With respect to the two companies that have been acquired, we think FAST is both technologically advanced (some believe it is a better solution than Google's) and well established in many emerging international markets, and we think Alta Vista, in addition to also having great technology and a good pipeline of new products, also has a presence as a search destination in its own right (as opposed to the balance of Overture's business which is all currently done through affiliates) which gives Overture both a great testing ground for new products as well as a higher margin revenue stream that it does not have to share.

However, while arguably rational, each of these decisions has also come at the expense of the company's current profitability. The international markets will lose money this year, which, in addition to decreasing the company's earnings, impacts the company's effective tax rate (since international losses are not deductible from US income). Further, the new product launches will result in increased expenses in research and development this year and we believe will not produce substantial revenue until next year. And, the two acquired companies are currently losing money and need to be integrated. As a result, after earning $1.30 in EPS (untaxed) on $667 million in revenue in 2002, Overture expects to earn only $0.35-$0.40 per share (taxed) this year despite a nearly 50% increase in revenue to over $1 billion. This has caused Overture's stock price to decline from over $30 earlier this year to as low as $10 a few weeks ago.

Although this slide has been painful, we have not sold our shares and have actually increased our holdings at what we consider to be very attractive prices. Despite the challenges of this year, we continue to believe that Overture is one of the more important companies in the

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BARON iOPPORTUNITY FUND



Internet advertising space and that the monetization of search traffic remains in its infancy. While painful, we believe that each of this year's decisions are appropriate near term investments for the company in the pursuit of the potentially substantial longer term benefits that could come if Overture can maintain its leadership in this industry over the next several years. And, with a substantially liquid balance sheet and a profitable business, we believe the company has the resources to invest both in response to and ahead of its competition. Moreover, we believe that the worst of the dilution from these decisions is now behind the company as we believe that Overture's earnings have the potential to more than double next year (as international losses swing to profits and the new products are launched) and double again within the next year or two if the company is able to renew its current and add new affiliate relationships around the world. Still, the company remains controversial and its stock price volatile and we have kept the position at about 2.5% of our assets to help mitigate the risk. We will certainly keep you posted about the company's progress in the next few letters.

DELL. Dell recently reported outstanding results for its fiscal year 2003 (ended January 2003). In an industry where the number of machines sold actually shrunk (by 1%) for the first time, Dell reported that its units sold grew 21% as the company continued to take market share from its less well run competitors. As a result, last year, Dell's revenue grew 14% while most of its competitors suffered through revenue declines of 10% or more. And, Dell's market share gains were not achieved at the expense of profits as the company posted increasing operating profitability every quarter of the year. Thus, Dell posted a 23% jump in EPS on its 14% increase in revenues and also generated a whopping $3.5 billion of operating cash flow during the year.

The company was able to achieve these dramatic gains by leveraging its already lean infrastructure further while simultaneously undercutting its competitors' pricing in a rapidly standardizing technology hardware environment. Dell management believes that it has about a 15% structural cost advantage versus its competitors. This stems principally from the Company's direct-to-customer sales model but also is the result of a relentless focus on every step of the manufacturing and delivery process including component procurement, hardware assembly, inventory management, and customer knowledge. With these results, we think Dell continues to drive rapidly towards its stated goal of doubling the size of the company over the next five years.

INTEL. Intel also reported a solid first quarter in the face of flattish demand for enterprise computing solutions. As the company has done throughout the I.T. spending slowdown (and for 65 consecutive quarters), Intel reported both positive earnings and strong operating cash flow during the quarter despite a flattish top line. And, Intel was decidedly more upbeat about the current quarter and the company's general growth prospects in the near future than they have been for some time, potentially signaling that its business had passed its trough. Still, despite rising nearly 500 basis points over the last three quarters, Intel's current operating profitability (approximately 20% of revenues) remains roughly 50% below the company's peak operating margins reached several years ago. This is due to the fact that the operating environment for semiconductor manufacturers continues to be characterized by low overall manufacturing utilization and heavy price competition, especially in lower end, commodity flash memory. Still, we believe that Intel's recent margin expansion in the face of these challenges is a testament to the strength of Intel's management team and is an important signal of the company's future profit potential, especially as revenues begin to rebound.

One of Intel's key competitive advantages is that it spends between $3-4 billion more annually on research and development than its nearest competitor. We believe this allows Intel to continue to introduce newer and more powerful products even during times of spending softness, which protects Intel's market share for profit expansion as revenues rebound.

As a result, we believe that, as Intel reignites its revenue growth, and continues to leverage its technological and manufacturing advantages, the company should be able to regain its historically high +30% operating profit margins in the relatively near future.

ELECTRONIC ARTS. Despite weakness at some of its competitors in the video game software industry in recent months, Electronic Arts recently reported another terrific quarter. In a quarter that was expected to be down in revenue and have a loss at the net income line (both due to the seasonality of the video game industry and the tough comparison with the heavy launch schedule in last year's first quarter), EA still reported both an increase in revenue (+2%) and positive net income. In addition, the company again raised its projections for revenue and profits for the current fiscal year.

The quarter's performance was driven in large part by the fact that, in a relatively soft period for video game sales, EA still had four brands that sold over 1 million units in the first quarter (The Sims, Sims City, Command & Conquer, and Lord of the Rings), and four others that sold over 500 thousand units. This is consistent with the company's strategy of developing strong, recurring franchises with mass market appeal (rather than focusing on niche, one-off products like many of its competitors). This strategy has been extremely

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BARON iOPPORTUNITY FUND



successful as EA in the last fiscal year had 22 games that sold over 1 million units (the standard for a "AAA" game in the video game industry). This is two to three times the number of AAA rated titles sold by any of EA's competitors. And, we believe each AAA title is, in itself, an incredibly strong business franchise. Video game franchises can be just as, if not more, powerful than hit movies to their producers. For example, while the average new film grossed roughly $20 million at the box office last year (which was a very strong year for movies), EA's new releases averaged over $30 million in sales. And some were dramatically higher. For example, EA's Madden football franchise had its biggest year ever, with over $200 million in U.S. retail sales.

EA has also continued to generate strong profits and significant amounts of free cash. In its fiscal year just ended, EA reported 44% revenue growth but an almost tripling of earnings (from $0.85 to $2.55 per share) and an astounding $655 million of free cash ($4.80 per share). EA also has a stellar balance sheet, with almost $1.6 billion in cash and no debt.

ON-LINE EDUCATION.

Our investments in post secondary education companies Career Education Corporation and University of Phoenix Online (both large holdings in the other Baron funds) also performed very well in the first quarter.

University of Phoenix Online (the online division of the Apollo Group's University of Phoenix) has continued to grow its enrollment and revenue at well over 50% per year since the mid 1990's. In its most recent quarter, University of Phoenix Online reported a 68% jump in year over year online enrollments to 63,000, a 62% rise in year over revenue to $117 million, and a 9 point increase in operating margins to 31%. In addition, cash flow from operations grew over 75% year over year. UOPX has proven to have outstanding quality in addition to quantity as its degree completion rates (a gauge of success not just for students, but for the educators as well) are consistently measured at 10-15 percentage points ahead of the on-line industry standard and in parity with those of physical classroom programs. This high standard of education, and the company's still relatively small enrollment on-line strengthens our belief that the company's outstanding history of growth should continue.

Career Education is the second (to Apollo) largest for profit post secondary education provider. CECO has been able to successfully repeat its strategy of growth through acquisition by consistently buying valuable branded education properties and then accelerating growth at these properties through better management and marketing. Although most of Career Education's students are on campuses, it too has a dramatically growing online division, AIU Online. The company currently has an enrollment of 4,100 students in AIU Online which is almost nine times the enrollment of the year earlier period and the division recently turned profitable. Although CECO has already been an incredibly successful company and stock, we believe that the emerging opportunity for revenue and profit growth through AIU Online will further propel the company's growth in the years to come.

CONCLUSION


We hope that these letters continue to convey to you our optimism about the exciting prospects for the businesses in which we are invested and about the prospects for the Internet over the next several years. Although we are encouraged by the Fund's performance so far this year (and over the past 6 months), we obviously have a long way to go to recover the losses suffered by those of you who bought the Fund at substantially higher prices at our inception. Recovering those losses and generating consistent investment returns remains our paramount objective (although there can obviously be no guarantees that we will be able to achieve this objective). We thank you for your continued interest and will continue to work tirelessly to justify the trust you've placed in us by investing alongside us in the iOpportunity Fund.

Sincerely,


/s/ Mitch Rubin
-------------------------
Mitch Rubin
Portfolio Manager
May 12, 2003



The discussions of the companies herein is not intended as advice to any person regarding the advisability of investing in any particular security. The views expressed in this report reflect those of the respective portfolio managers only through the end of the period stated in this report. The portfolio manager's views are not intended as advice to any person reading this report and are subject to change at any time based on market and other conditions.

The prospective performance for the companies discussed herein are based on our internal analysis and reflect our opinions only. We consider our analysis rigorous. We, however, make no guarantees of future performance of the securities, and our opinions are subject to change.

Source of all data herein: Baron Capital, Inc.

BARON PARTNERS FUND

INTRODUCTORY LETTER                                              APRIL 30, 2003

[BARON FUNDS LOGO]

5   BARON PARTNERS FUND



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
www.BaronFunds.com


[Photo of Ron Baron]
Ron Baron, Portfolio Manager

DEAR BARON PARTNERS FUND SHAREHOLDER:

WELCOME TO BARON PARTNERS FUND


Baron Partners Fund (BPF) was formed on April 30, 2003 by converting an eleven year old, long/short, predecessor investment partnership into an open-end, no-load, mutual fund. BPF's registration statement was declared effective by the SEC on April 30, permitting the fund to offer its shares publicly. BPF is an unusual fund in many respects.

STRUCTURE


BPF is a non-diversified, "focus" fund which means it may have a large portion of its assets invested in a relatively small number of securities. BPF may, at certain times, have more than 20% of its assets invested in a single security. If this occurs, it would normally be the result of significant market appreciation of that security. Of course, while BPF may offer strong potential for appreciation, this policy does increase issuer specific risk. This focus strategy contrasts with the strategy of Baron Funds' diversified mutual funds. In those diversified funds, to reduce risk, we try to limit investments in individual securities to less than 10% of assets at market prices, less than 5% at cost. The vast majority of equity mutual funds have widely diversified investment portfolios.

BPF is one of the few funds that sells short, may borrow money to buy stocks and had an extensive performance record before it was publicly owned. Long/ short. BPF may sell stocks short "betting" on them to fall in price. It will lose money if, instead, these stocks rise in price. BPF may borrow money to buy stocks which could both increase the fund's performance when its investments work out, but which could increase the fund's losses when they don't. BPF's predecessor partnership was founded in 1992 and has an eleven-year performance record that significantly outperformed the indexes from its inception although certainly not during every year. (See page 31.) Management owns 40% of the $116 million fund. I am the fund's portfolio manager and largest shareholder. For better or worse, as is the case with our other publicly owned mutual funds, we "eat our own cooking."

These strategies entail more risk. Please see the prospectus for a more complete discusion of these risks.

Short sales. Our philosophy is simple: "Buy the predator, sell the prey."

We are not trying to detect frauds to sell short as the t.v. detective "Columbo" would try to find a murderer. We don't sell short because we believe a business' next quarter's earnings will be "a penny light." Our idea is clear. We think the best short sale candidates are simply poorly managed businesses that are disadvantaged and in secular decline. For example, we might sell short a retailer we believe will experience increasing competition, has low rates of return on capital, older and less attractive stores than competitors', below average margins, oversized or undersized stores and burdensome real estate leases, while offering little value to its customers. When we find such a potential short

BARON PARTNERS FUND



sale investment, how much will we risk? Perhaps 1-2% of our assets, at cost, at most is our plan. Our goal over the longer term is to have 10-30% of our equity invested in a portfolio of 20-30 short sale investments. We plan to sell short businesses with the intent to make a profit, not just to "hedge." We will not sell short if we do not find businesses we believe are both poorly situated and selling at prices that do not yet reflect the business problems we foresee.


Why should you invest in Baron Partners Fund now?

Following a three year bear market, we think a more aggressive fund may now be appropriate for a portion of your assets seeking higher returns but where you may assume greater risk. We think the risks of investing for the long term in a portfolio of fast growing businesses are increased by concentrated investments, selling short a portfolio of less attractively positioned businesses, and using leverage. Hopefully, the returns we achieve will make the assumption of these risks worthwhile, although we may not achieve our goals.


THANK YOU FOR INVESTING IN BARON PARTNERS FUND
-------------------------------------------------------------------------------

Thank you in advance for joining us as fellow shareholders of Baron Partners
Fund.

Sincerely,



/s/ Ronald Baron
------------------------------
Ronald Baron
Chairman and Portfolio Manager
May 12, 2003


PREDECESSOR PARTNERSHIP'S ANNUALIZED PERFORMANCE


  As of 03/31/03                                 1 Year    5 Years   10 Years    **Since Inception
  --------------                                 ------    -------   --------    -----------------
  BPF*                                           -28.14%    -4.47%     12.40%          13.76%
  Russell 2000                                   -26.96%    -4.12%      6.22%           6.81%
  S&P 500                                        -24.76%    -3.78%      8.51%           8.89%


* BPF's predecessor was a limited investment partnership, which had different fees & expenses, and made no dividend or capital gain distributions. The restated performance data reflects the imposition of the same advisory fees, expenses, and dividend or capital gain schedule that would have been applied historically. This data is the predecessor partnership's performance for the periods before the Fund's registration statement became effective. The predecessor partnership was not registered under the 1940 Act. Hence it wasn't subject to certain investment restrictions imposed by the 1940 Act. If the predecessor had been registered under the 1940 Act the performance may have been adversely affected. As unmanaged indexes, the Russell 2000 measures small cap companies and S&P 500 larger companies.
**  Inception of predecessor partnership was 02/01/92.

BARON FUNDS


TABLE I (UNAUDITED)

PORTFOLIO MARKETING CAPITALIZATION


Baron Asset Fund invests primarily in small and medium sized companies; Baron Growth Fund and Baron Small Cap Fund invest primarily in small companies. Table I ranks the Funds' investments by their current market capitalization which often is greater than the market capitalization of the companies at the time in which they were first purchased.


BARON ASSET FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              Medium Capitalization
--------------------------------------------------------------------------------
Charles Schwab Corp. ................................      $  9,765        4.9%
Zimmer Holdings, Inc. ...............................         9,520        0.6
Anthem, Inc. ........................................         9,160        2.2
Apollo Group, Inc., Cl A ............................         8,722       10.2
Electronic Arts, Inc. ...............................         8,392        0.2
Weight Watchers Intl., Inc. .........................         4,890        1.0
Hotels.com, Cl A ....................................         3,279        0.6
XTO Energy, Inc. ....................................         3,219        1.2
ChoicePoint, Inc. ...................................         2,939       10.3
BlackRock, Inc., Cl A ...............................         2,837        0.2
                                                                          ----
                                                                          31.4%
                              Small Capitalization
--------------------------------------------------------------------------------
NVR, Inc. ...........................................       $ 2,348        0.6%
Robert Half Intl., Inc. .............................         2,274        2.4
Dollar Tree Stores, Inc. ............................         2,273        2.3
Polo Ralph Lauren Corp., Cl A .......................         2,265        4.0
Cox Radio, Inc., Cl A ...............................         2,070        1.1
Krispy Kreme Doughnuts, Inc. ........................         1,924        1.5
99 Cents Only Stores ................................         1,796        0.7
WellChoice, Inc. ....................................         1,762        0.1
Manor Care, Inc. ....................................         1,731        2.2
Harte-Hanks, Inc. ...................................         1,725        0.3
Hispanic Broadcasting Corp. .........................         1,664        0.7
The Cheesecake Factory, Inc. ........................         1,653        0.6
Endurance Specialty Holdings, Ltd. ..................         1,563        0.4
Education Mgmt. Corp. ...............................         1,408        2.9
Radio One, Inc. .....................................         1,385        0.6
DeVry, Inc. .........................................         1,306        3.2
Wynn Resorts, Ltd. ..................................         1,222        2.1
Charles River Laboratories Intl., Inc. ..............         1,156        0.5
Ethan Allen Interiors, Inc. .........................         1,112        2.5
Catalina Marketing Corp. ............................         1,027        0.2
Arch Capital Group, Ltd. ............................           950        0.8
Extended Stay America, Inc. .........................           950        0.4
Four Seasons Hotels, Inc. ...........................           940        0.8
Choice Hotels Intl., Inc. ...........................           906        4.4
Penn National Gaming, Inc. ..........................           697        0.6
Seacor Smit, Inc. ...................................           688        2.9
Southern Union Co. ..................................           675        1.8


-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        Small Capitalization  (Continued)
--------------------------------------------------------------------------------
Kerzner Intl., Ltd. .................................        $648          3.1%
Sotheby's Hldgs., Inc., Cl A ........................         565          3.7
Natuzzi S.p.A. ......................................         441          0.2
Vail Resorts, Inc. ..................................         392          5.6
Saga Comm., Inc., Cl A ..............................         361          3.4
Libbey, Inc. ........................................         323          1.3
Alexander's, Inc. ...................................         319          1.1
DVI, Inc. ...........................................         130          0.3
Smart and Final, Inc. ...............................          99          0.3
                                                                          ----
                                                                          59.6%


BARON GROWTH FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              Medium Capitalization
--------------------------------------------------------------------------------
Weight Watchers Intl., Inc. .........................       $4,890         0.7%
University of Phoenix Online ........................        3,666         3.1
ChoicePoint, Inc. ...................................        2,939         3.2
BlackRock, Inc., Cl A ...............................        2,837         1.1
Fair, Isaac and Co., Inc. ...........................        2,519         2.6
                                                                          ----
                                                                          10.7%
                              Small Capitalization
--------------------------------------------------------------------------------
Robert Half Intl., Inc. .............................       $2,274         0.1%
Dollar Tree Stores, Inc. ............................        2,273         0.9
Polo Ralph Lauren Corp., Cl A .......................        2,265         0.6
Ameritrade Holding Corp. ............................        2,134         0.2
Community Health Systems, Inc. ......................        2,015         0.2
CheckFree Corp. .....................................        1,998         1.9
Krispy Kreme Doughnuts, Inc. ........................        1,924         3.6
Premcor, Inc. .......................................        1,902         0.6
JetBlue Airways Corp. ...............................        1,770         1.3
Manor Care, Inc. ....................................        1,731         2.5
Harte-Hanks, Inc. ...................................        1,725         1.1
Chico's FAS, Inc. ...................................        1,698         1.7
The Cheesecake Factory, Inc. ........................        1,653         2.8
Endurance Specialty Holdings, Ltd. ..................        1,563         1.3

BARON FUNDS



BARON GROWTH FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        Small Capitalization  (Continued)
--------------------------------------------------------------------------------
Chicago Mercantile Exchange Holdings, Inc. ..........       $1,532         0.3%
E*TRADE Group, Inc. .................................        1,506         0.1
Getty Images, Inc. ..................................        1,472         0.6
Education Mgmt. Corp. ...............................        1,408         0.9
Radio One, Inc. .....................................        1,385         1.0
DeVry, Inc. .........................................        1,306         1.1
Crown Castle Intl., Corp. ...........................        1,230         0.3
Wynn Resorts, Ltd. ..................................        1,222         2.3
Station Casinos, Inc. ...............................        1,202         0.8
Charles River Laboratories Intl., Inc. ..............        1,156         2.3
American Tower Corp., Cl A ..........................        1,120         1.0
Ethan Allen Interiors, Inc. .........................        1,112         1.2
LaBranche & Co., Inc. ...............................        1,094         0.2
Petco Animal Supplies, Inc. .........................        1,081         1.3
LNR Property Corp. ..................................        1,069         0.3
Hilb, Rogal & Hamilton Co. ..........................        1,058         0.2
Catalina Marketing Corp. ............................        1,027         2.5
LIN TV Corp., Cl A ..................................        1,024         2.2
Jefferies Group, Inc. ...............................          995         1.4
Arch Capital Group, Ltd. ............................          950         2.8
Extended Stay America, Inc. .........................          950         1.4
Arbitron, Inc. ......................................          944         1.8
Four Seasons Hotels, Inc. ...........................          940         2.9
Choice Hotels Intl., Inc. ...........................          906         1.5
Panera Bread Co., Cl A ..............................          902         1.1
Linens `n Things, Inc. ..............................          896         0.2
CTI Molecular Imaging, Inc. .........................          854         1.4
Gabelli Asset Mgmt., Inc., Cl A .....................          824         0.6
Boyd Gaming Corp. ...................................          820         0.1
Anteon Intl., Corp. .................................          770         0.5
Ralcorp Hldgs., Inc. ................................          752         0.2
Insight Comm. Co., Inc., Cl A .......................          718         0.5
Penn National Gaming, Inc. ..........................          697         1.9
Kronos, Inc. ........................................          694         0.9
Seacor Smit, Inc. ...................................          688         1.1
Southern Union Co. ..................................          675         1.2
Entravision Comm. Corp., Cl A .......................          649         0.1
Kerzner Intl., Ltd. .................................          648         2.2
eSpeed, Inc. ........................................          639         0.1
Cobalt Corp. ........................................          604         1.3
AMERIGROUP Corp. ....................................          604         0.2
ProQuest Co. ........................................          579         0.3
Sotheby's Hldgs., Inc., Cl A ........................          565         0.4
Odyssey Healthcare, Inc. ............................          563         1.0
Nasdaq Stock Market, Inc. ...........................          543         0.2
Inveresk Research Group, Inc. .......................          524         0.1
AmSurg Corp. ........................................          518         0.5
United Surgical Partners Intl., Inc. ................          502         1.5


-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        Small Capitalization  (Continued)
--------------------------------------------------------------------------------
Intrawest Corp. .....................................        $493          0.2%
Symyx Technologies, Inc. ............................         466          1.4
Gray Television, Inc. ...............................         453          1.0
PRG-Schultz Intl., Inc. .............................         451          0.8
Natuzzi S.p.A. ......................................         441          0.2
California Pizza Kitchen, Inc. ......................         433          1.0
Brookfield Homes Corp. ..............................         425          0.2
Spanish Broadcasting System, Inc.,
  Cl A...............................................         397          0.1
Vail Resorts, Inc. ..................................         392          0.9
Advent Software, Inc. ...............................         388          0.2
Viasys Healthcare, Inc. .............................         367          0.2
Saga Comm., Inc., Cl A ..............................         361          1.0
Information Holdings, Inc. ..........................         345          0.2
Libbey, Inc. ........................................         323          0.5
Alexander's, Inc. ...................................         319          0.3
Centene Corp. .......................................         319          1.9
DVI, Inc. ...........................................         130          0.2
Smart and Final, Inc. ...............................          99          0.2
                                                                          ----
                                                                          77.3%

BARON SMALL CAP FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              Large Capitalization
--------------------------------------------------------------------------------
USA Interactive .....................................       $13,284        1.0%

                              Medium Capitalization
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A ............................       $ 8,722        2.9%
Weight Watchers Intl., Inc. .........................         4,890        2.3
University of Phoenix Online ........................         3,666        0.7
Iron Mountain, Inc. .................................         3,255        3.0
Westwood One, Inc. ..................................         3,243        1.2
ChoicePoint, Inc. ...................................         2,939        3.0
Fair, Isaac and Co., Inc. ...........................         2,519        2.5
                                                                          ----
                                                                          15.6%
                              Small Capitalization
--------------------------------------------------------------------------------
Regal Entertainment Group, Cl A .....................       $ 2,373        0.8%
Dollar Tree Stores, Inc. ............................         2,273        0.9
Career Education Corp. ..............................         2,262        6.9
Community Health Systems, Inc. ......................         2,015        1.8
Krispy Kreme Doughnuts, Inc. ........................         1,924        2.4
Premcor, Inc. .......................................         1,902        0.6
99 Cents Only Stores ................................         1,796        1.6
JetBlue Airways Corp. ...............................         1,770        1.4
The Cheesecake Factory, Inc. ........................         1,653        1.4
Radio One, Inc. .....................................         1,385        2.4

BARON FUNDS



BARON SMALL CAP FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        Small Capitalization  (Continued)
--------------------------------------------------------------------------------
Corporate Executive Board Co. .......................       $1,325         1.1%
Interactive Data Corp. ..............................        1,282         2.2
FTI Consulting, Inc. ................................        1,269         1.6
Wynn Resorts, Ltd. ..................................        1,222         1.1
Moore Corp. Ltd. ....................................        1,186         0.6
Charles River Laboratories Intl., Inc. ..............        1,156         2.3
American Tower Corp. ................................        1,120         1.6
LNR Property Corp. ..................................        1,069         1.3
Catalina Marketing Corp. ............................        1,027         1.6
LIN TV Corp., Cl A ..................................        1,024         1.5
Waste Connections, Inc. .............................          969         0.6
Arch Capital Group, Ltd. ............................          950         0.9
Ventas, Inc. ........................................          917         0.4
Cumulus Media, Inc. .................................          913         0.5
R.H. Donnelley Corp. ................................          905         1.9
Panera Bread Co., Cl A ..............................          902         0.9
Kroll, Inc. .........................................          856         1.1
Quiksilver, Inc. ....................................          831         1.4
Gabelli Asset Mgmt., Inc., Cl A .....................          824         1.0
Westjet Airlines, Ltd ...............................          801         0.4
Anteon Intl., Corp. .................................          770         1.4
Hot Topic, Inc. .....................................          732         1.6
Penn National Gaming, Inc. ..........................          697         1.4
Kerzner Intl., Ltd. .................................          648         0.9
SkyWest, Inc. .......................................          592         0.9
ProQuest Co. ........................................          579         1.6
Odyssey Healthcare, Inc. ............................          563         0.9
United Surgical Partners Intl., Inc. ................          502         2.2
AMN Healthcare Services, Inc. .......................          472         0.7
Aeropostale, Inc. ...................................          461         0.7
Gray Television, Inc. ...............................          453         1.5
California Pizza Kitchen, Inc. ......................          433         1.3
Kenneth Cole Productions, Inc., Cl A ................          427         0.7
Brookfield Homes Corp. ..............................          425         0.9
Actuant Corp., Cl A .................................          411         0.6
Cross Country, Inc. .................................          371         0.6
Viasys Healthcare, Inc. .............................          367         1.0
Information Holdings, Inc. ..........................          345         2.2
AMC Entertainment, Inc. .............................          315         1.0
SkillSoft PLC .......................................          266         0.3
Stelmar Shipping, Ltd. ..............................          252         0.6
MTR Gaming Group, Inc. ..............................          187         0.3
Specialty Laboratories, Inc. ........................          186         0.3
Overstock.com, Inc. .................................          159         0.1
DVI, Inc. ...........................................          130         0.1
Casual Male Retail Group, Inc. ......................          105         2.0
Equity Marketing, Inc. ..............................           75         0.8
Restoration Hardware, Inc. ..........................           75         0.5
The Sports Club Co., Inc. ...........................           46         0.2
Penton Media, Inc. ..................................           18         0.4
                                                                          ----
                                                                          71.9%


BARON IOPPORTUNITY FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              Large Capitalization
--------------------------------------------------------------------------------
Intel Corp. .........................................      $106,536        1.3%
Dell Computer Corp. .................................        70,140        2.7
Comcast Corp., Cl A .................................        61,822        3.2
AOL Time Warner, Inc. ...............................        48,757        0.8
eBay, Inc. ..........................................        26,828        3.3
Cox Comm., Inc. .....................................        19,296        2.9
Accenture, Ltd., Cl A ...............................        14,833        2.4
Yahoo! Inc. .........................................        14,352        1.8
Amazon.com, Inc. ....................................        10,196        2.0
                                                                          ----
                                                                          20.4%
                              Medium Capitalization
--------------------------------------------------------------------------------
Charles Schwab Corp. ................................      $  9,765        1.1%
Best Buy Co., Inc. ..................................         8,668        0.8
Electronic Arts, Inc. ...............................         8,392        4.5
International Game Technology .......................         6,957        1.4
Expedia, Inc., Cl A .................................         6,123        3.6
Flextronics Intl., Ltd. .............................         4,526        1.7
University of Phoenix Online ........................         3,666        3.6
Hotels.com, Cl A ....................................         3,279        3.6
ChoicePoint, Inc. ...................................         2,939        2.3
                                                                          ----
                                                                          22.6%
                              Small Capitalization
--------------------------------------------------------------------------------
Career Education Corp. ..............................      $  2,262        3.4%
Ameritrade Holding Corp. ............................         2,134        1.9
CheckFree Corp. .....................................         1,998        2.6
E*TRADE Group, Inc. .................................         1,506        1.3
Getty Images, Inc. ..................................         1,472        3.2
TMP Worldwide, Inc. .................................         1,219        1.8
American Tower Corp. ................................         1,120        2.1
Mediacom Comm. Corp., Cl A ..........................         1,043        2.7
Research in Motion, Ltd. ............................         1,015        0.5
Take-Two Interactive Software, Inc. .................           923        2.8
Overture Services, Inc. .............................           902        3.2
eSpeed, Inc. ........................................           639        0.9
Netflix, Inc. .......................................           449        0.6
1-800-FLOWERS.COM, Inc., Cl A .......................           440        1.6
CoStar Group, Inc. ..................................           353        1.9
CNET Networks, Inc. .................................           350        0.5
Ask Jeeves, Inc. ....................................           307        0.6
SkillSoft PLC .......................................           266        1.5
LendingTree, Inc. ...................................           264        2.3
drugstore.com, Inc. .................................           263        1.6
NetRatings, Inc. ....................................           219        0.4
Stamps.com, Inc. ....................................           187        0.7
Overstock.com, Inc. .................................           159        1.0
iDine Rewards Network, Inc. .........................           147        1.4
MarketWatch.com, Inc. ...............................           127        0.3
SBA Comm., Corp. ....................................            67        1.6
Homestore, Inc. .....................................            66        0.1
                                                                          ----
                                                                          42.5%

BARON FUNDS



TABLE II (Unaudited)
--------------------------------------------------------------------------------
PORTFOLIO RISK CHARACTERISTICS
--------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.


                                                                                  Baron
                                                             Baron       Baron     Small     Baron
                                                             Asset      Growth     Cap    iOpportunity
                                                             Fund        Fund      Fund       Fund
------------------------------------------------------------------------------------------------------
                                                            % of         % of       % of       % of
                                                          Portfolio   Portfolio  Portfolio  Portfolio
------------------------------------------------------------------------------------------------------
Leverage (Debt > 40% of Market Cap)....................      14.4%       15.4%     13.1%       12.3%
Foreign Sales Dependent (Sales>15%)....................      19.5        12.6      14.9        29.4
Oil Price Sensitivity..................................      15.4        11.6       4.8         7.1
Volatility (Beta > 1.2)................................       8.4        10.1      12.2        54.4
NASDAQ Securities......................................      21.1        32.9      39.5        64.1
Unseasoned Securities
  (Publicly owned
  for < 3 years).......................................       7.8        17.5      25.1         7.6
 (Publicly owned for < 1 year) ........................       2.6         9.6      10.7         1.6
Turnarounds............................................      22.3         7.8       4.3         1.6
Development Companies..................................       3.2         3.9       5.0         3.7




TABLE III (UNAUDITED)
-------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2003
-------------------------------------------------------------------------------


BARON ASSET FUND

One year                                                                  -29.9%
--------------------------------------------------------------------------------
Two years                                                                 -10.5%
--------------------------------------------------------------------------------
Three years                                                               -15.3%
--------------------------------------------------------------------------------
Four years                                                                 -7.6%
--------------------------------------------------------------------------------
Five years                                                                 -6.0%
--------------------------------------------------------------------------------
Ten years                                                                   8.4%
--------------------------------------------------------------------------------
Since inception June 12, 1987                                              10.9%
--------------------------------------------------------------------------------


BARON GROWTH FUND

One year                                                                  -18.2%
--------------------------------------------------------------------------------
Two years                                                                   2.2%
--------------------------------------------------------------------------------
Three years                                                                -3.2%
--------------------------------------------------------------------------------
Four years                                                                  5.5%
--------------------------------------------------------------------------------
Five years                                                                  4.0%
--------------------------------------------------------------------------------
Since inception January 3, 1995                                            16.0%
--------------------------------------------------------------------------------


BARON SMALL CAP FUND

One year                                                                  -16.9%
--------------------------------------------------------------------------------
Two years                                                                   2.2%
--------------------------------------------------------------------------------
Three years                                                                -7.5%
--------------------------------------------------------------------------------
Four years                                                                  4.4%
--------------------------------------------------------------------------------
Five years                                                                  3.6%
--------------------------------------------------------------------------------
Since inception October 1, 1997                                             6.5%
--------------------------------------------------------------------------------


BARON IOPPORTUNITY

One year                                                                  -21.0%
--------------------------------------------------------------------------------
Two years                                                                  -4.7%
--------------------------------------------------------------------------------
Three years                                                               -23.8%
--------------------------------------------------------------------------------
Since inception February 29, 2000                                         -23.6%
--------------------------------------------------------------------------------


The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

BARON ASSET FUND



STATEMENT OF NET ASSETS

March 31, 2003 (Unaudited)

     Shares                                           Cost          Value
 ---------------------------------------------------------------------------
Common Stocks (90.97%)

              Business Services (10.77%)
    200,000   Catalina Marketing Corp.*            $ 3,713,470  $  3,846,000
  5,360,000   ChoicePoint, Inc.*#                   63,890,317   181,704,000
    240,000   Harte-Hanks, Inc.                      3,932,858     4,584,000
                                                    ----------  ------------
                                                    71,536,645   190,134,000
              Consulting (2.41%)
  3,200,000   Robert Half Intl., Inc.*               7,602,010    42,592,000
              Consumer Services (4.69%)
  7,143,200   Sotheby's Hldgs., Inc., Cl A         135,163,956    65,574,576
    375,000   Weight Watchers Intl., Inc.*           9,905,121    17,268,750
                                                    ----------  ------------
                                                   145,069,077    82,843,326
              Education (16.28%)
  3,600,000   Apollo Group, Inc., Cl A*             37,317,451   179,640,000
  3,000,000   DeVry, Inc.*                          20,942,491    56,010,000
  1,300,000   Education Mgmt. Corp.*                10,873,547    51,701,000
                                                    ----------  ------------
                                                    69,133,489   287,351,000
              Energy (4.10%)
  1,450,000   Seacor Smit, Inc.*#                   44,144,779    50,750,000
  1,133,333   XTO Energy, Inc.                      12,353,811    21,533,327
                                                    ----------  ------------
                                                    56,498,590    72,283,327
              Financial (6.48%)
    398,500   Arch Capital Group, Ltd.*             13,004,617    13,528,676
     70,000   BlackRock, Inc., Cl A*                 3,040,789     3,047,800
 11,900,000   Charles Schwab Corp.                  31,491,642    85,918,000
    544,100   DVI, Inc.*                             6,176,413     4,652,055
    300,000   Endurance Specialty Holdings,
              Ltd.*                                  7,126,508     7,257,000
                                                    ----------  ------------
                                                    60,839,969   114,403,531
              Healthcare Services (3.32%)
    580,000   Anthem, Inc.*                         32,092,846    38,425,000
    325,000   Charles River Laboratories Intl.,
                Inc.*                                9,911,168     8,294,000
     80,000   WellChoice, Inc.*                      1,884,854     1,688,800
    210,000   Zimmer Holdings, Inc.*                 6,426,229    10,212,300
                                                    ----------  ------------
                                                    50,315,097    58,620,100
              Healthcare Facilities (2.18%)
  2,000,000   Manor Care, Inc.*                     41,219,911    38,460,000
              Home Building (0.60%)
     32,000   NVR, Inc.*                            10,578,716    10,528,000
              Hotels and Lodging (6.24%)
  3,174,900   Choice Hotels Intl., Inc.*#           35,011,666    77,404,062
    750,000   Extended Stay America, Inc.*          10,764,425     7,575,000
    500,000   Four Seasons Hotels, Inc.             13,778,307    13,585,000
    200,000   Hotels.com, Cl A*                      9,098,661    11,535,000
                                                    ----------  ------------
                                                    68,653,059   110,099,062
              Media and Entertainment (6.06%)
    920,000   Cox Radio, Inc., Cl A*                 5,804,812    19,007,200
     60,000   Electronic Arts, Inc.*                 3,106,446     3,518,400
    600,000   Hispanic Broadcasting Corp.*           3,909,267    12,396,000
    290,000   Radio One, Inc., Cl A*                 2,373,395     3,839,600
    575,000   Radio One, Inc., Cl D*                 4,119,202     7,613,000
  3,500,000   Saga Comm., Inc., Cl A*#              20,727,076    60,550,000
                                                    ----------  ------------
                                                    40,040,198   106,924,200
              Real Estate and REITs (1.14%)
    315,000   Alexander's, Inc.*#                   20,542,256    20,112,750
              Recreation and Resorts (11.42%)
  2,400,000   Kerzner Intl., Ltd.*#                 77,808,281    54,480,000
    600,000   Penn National Gaming, Inc.*           11,173,983    10,650,000
  8,925,000   Vail Resorts, Inc.*#                 214,488,815    99,513,750
 1,000,000    Wynn Resorts, Ltd.*                   13,070,873    15,440,000
  1,459,408   Wynn Resorts, Ltd.*@                  30,030,772    21,406,597
                                                   -----------  ------------
                                                   346,572,724   201,490,347


      Shares                                       Cost           Value
---------------------------------------------------------------------------

               Retail Trade (9.77%)
     500,000   99 Cents Only Stores            $ 12,813,815    $ 12,750,000
   2,000,000   Dollar Tree Stores, Inc.*         14,466,886      39,800,000
   1,500,000   Ethan Allen Interiors, Inc.       42,730,020      44,145,000
   3,050,000   Polo Ralph Lauren Corp.,
                 Cl A*                           66,634,549      69,845,000
   1,768,400   Smart and Final, Inc.*#           19,022,014       5,835,720
                                               ------------  --------------
                                                155,667,284     172,375,720
               Restaurants (2.18%)
     800,000   Krispy Kreme Doughnuts,
                 Inc.*                           25,940,158      27,088,000
     350,000   The Cheesecake Factory,
               Inc.*                             10,932,791      11,294,500
                                               ------------  --------------
                                                 36,872,949      38,382,500
               Utility Services (1.79%)
   2,600,000   Southern Union Co.*               38,433,563      31,590,000

               Wholesale Trade (1.54%)
     950,000   Libbey, Inc.#                     28,620,838      23,370,000
     460,000   Natuzzi S.p.A.                     7,157,830       3,712,200
                                               ------------  --------------
                                                 35,778,668      27,082,200
                                               ------------  --------------
Total Common Stocks                           1,255,354,205   1,605,272,063
                                               ------------  --------------
---------------------------------------------------------------------------
Convertible Preferred Stocks (0.56%)
---------------------------------------------------------------------------
               Education (0.12%)
     105,264   Apollo International, Inc.
                 S-A CV Pfd.*@#                   2,000,016       2,000,016
               Health Services (0.44%)
       5,753   Somerford Corp.
                 S-A Conv. Pfd.* @                9,000,000       7,799,992
                                               ------------  --------------
Total Convertible Preferred Stocks               11,000,016       9,800,008
                                               ------------  --------------
---------------------------------------------------------------------------
Warrants (0.15%)
---------------------------------------------------------------------------
               Real Estate and REITs
     212,766   Corrections Corporation of
                 America
                 Warrants Exp 09/29/2005*@                0       2,713,476
                                               ------------  --------------
Principal Amount
---------------------------------------------------------------------------
Corporate Bonds (0.17%)
---------------------------------------------------------------------------
               Health Services
$  3,000,000   Somerford Corp. 8.50%
                 Sub. Conv. Deb.
                 due 04/23/2006@                  3,000,000       3,000,000
                                               ------------  --------------
---------------------------------------------------------------------------
Short Term Money Market Instruments (7.25%)
---------------------------------------------------------------------------
 127,979,999   Exxon Asset Management Co.
                 1.10% due 04/01/2003           127,979,999     127,979,999
                                               ------------    ------------
Total Investments (99.10%)                   $1,397,334,220   1,748,765,546
                                             ==============
Cash and Other Assets
 Less Liabilities (0.90%)                                        15,902,471
                                                             --------------
Net Assets (Equivalent to $31.98 per
 share based on 55,177,405 shares of
 beneficial interest outstanding)                            $1,764,668,017
                                                             ==============

---------------
%   Represents percentage of net assets
@   Restricted securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities

                       See Notes to Financial Statements.

BARON GROWTH FUND



STATEMENT OF NET ASSETS

March 31, 2003 (Unaudited)

    Shares                                             Cost         Value
---------------------------------------------------------------------------
Common Stocks (88.00%)
---------------------------------------------------------------------------
              Business Services (10.13%)
 1,850,000    Catalina Marketing Corp.*        $ 43,039,940    $ 35,575,500
 1,300,000    ChoicePoint, Inc.*                 25,221,147      44,070,000
   700,000    Fair, Isaac and Co., Inc.          26,016,887      35,574,000
   800,000    Harte-Hanks, Inc.                  13,848,350      15,280,000
 1,497,700    PRG-Schultz Intl., Inc.*           16,010,766      10,798,417
                                               ------------    ------------
                                                124,137,090     141,297,917
              Cable (0.51%)
   600,000    Insight Comm. Co., Inc., Cl A*      6,230,632       7,170,000
              Chemical (1.40%)
 1,300,000    Symyx Technologies, Inc.*          19,405,438      19,513,000
              Communications (1.31%)
 2,500,000    American Tower Corp., Cl A*         9,256,026      13,800,000
   800,000    Crown Castle Intl., Corp.*          3,043,909       4,400,000
                                               ------------    ------------
                                                 12,299,935      18,200,000
              Consulting (0.10%)
   100,000    Robert Half Intl., Inc.*              414,143       1,331,000
              Consumer Services (1.02%)
   550,000    Sotheby's Hldgs., Inc., Cl A        9,675,880       5,049,000
   200,000    Weight Watchers Intl., Inc.*        5,882,958       9,210,000
                                               ------------    ------------
                                                 15,558,838      14,259,000
              Education (5.03%)
   792,500    DeVry, Inc.*                       10,617,847      14,795,975
   320,000    Education Mgmt. Corp.*              4,266,279      12,726,400
 1,000,000    University of Phoenix Online*      18,358,937      42,650,000
                                               ------------    ------------
                                                 33,243,063      70,172,375
              Energy Services (1.63%)
   300,000    Premcor, Inc.*                      6,563,712       7,707,000
   430,000    Seacor Smit, Inc.*                 17,331,488      15,050,000
                                               ------------    ------------
                                                 23,895,200      22,757,000
              Financial (10.55%)
   475,000    Ameritrade Holding Corp.*           2,270,500       2,356,000
 1,135,500    Arch Capital Group, Ltd.*          32,565,406      38,549,090
   350,000    BlackRock, Inc., Cl A*              7,036,572      15,239,000
 1,198,500    CheckFree Corp.*                   19,736,091      26,942,280
   100,000    Chicago Merc. Exch. Hldgs, Inc.*    4,003,385       4,815,000
   364,800    DVI, Inc.*                          5,100,020       3,119,040
   200,000    E*TRADE Group, Inc.*                  887,866         842,000
   737,200    Endurance Specialty Holdings,
              Ltd.*                              17,140,479      17,832,868
   100,000    eSpeed, Inc.*                       1,245,113       1,163,000
   299,000    Gabelli Asset Mgmt., Inc., Cl A*    4,438,566       8,237,450
    80,000    Hilb, Rogal & Hamilton Co.          3,042,531       2,499,200
   560,000    Jefferies Group, Inc.              23,526,103      20,132,000
   160,000    LaBranche & Co., Inc.               3,419,121       2,940,800
   340,800    Nasdaq Stock Market, Inc.*          3,153,460       2,368,560
                                               ------------    ------------
                                                127,565,213     147,036,288

              Food and Agriculture (0.19%)
   100,000    Ralcorp Hldgs., Inc.*               1,727,735       2,604,000
              Government Services (0.53%)
   330,000    Anteon Intl., Corp.*                6,610,167       7,408,500
              Healthcare Services (8.30%)
   110,000    AMERIGROUP Corp.*                   3,270,628       3,218,600
    50,000    AMN Healthcare Services, Inc.*        745,289         549,000
   918,500    Centene Corp.*#                    24,211,071      26,829,385
 1,250,000    Charles River Laboratories Intl.,
              Inc.*                              37,477,027      31,900,000
 1,240,500    Cobalt Corp.*                      15,511,485      17,925,225
 1,000,000    CTI Molecular Imaging, Inc.*       19,646,070      19,600,000
   100,000    Inveresk Research Group, Inc.*      1,358,323       1,455,000
   600,000    Odyssey Healthcare, Inc.*          11,118,748      14,262,000
                                               ------------    ------------
                                                113,338,641     115,739,210
              Healthcare Facilities (4.68%)
   275,000    AmSurg Corp.                        6,562,050       6,930,000
   140,000    Community Health Systems, Inc.*     3,228,091       2,868,600
 1,825,000    Manor Care, Inc.*                  34,345,880      35,094,750
 1,100,000    United Surgical Partners Intl.,
              Inc.*                              23,181,527      20,339,000
                                               ------------    ------------
                                                 67,317,548      65,232,350


    Shares                                             Cost         Value
---------------------------------------------------------------------------
              Home Building (0.17%)
    175,000   Brookfield Homes Corp.              $ 1,637,118   $  2,317,000
              Hotels and Lodging (5.93%)
    890,000   Choice Hotels Intl., Inc.*           11,016,555     21,698,200
  2,000,000   Extended Stay America, Inc.*         24,867,406     20,200,000
  1,500,000   Four Seasons Hotels, Inc.            46,522,012     40,755,000
                                                 ------------   ------------
                                                   82,405,973     82,653,200
              Media and Entertainment (5.39%)
    215,000   Entravision Comm. Corp., Cl A*        1,373,471      1,161,000
  1,500,000   Gray Television, Inc.                12,375,000     13,500,000
  1,525,000   LIN TV Corp., Cl A*                  33,948,872     31,277,750
    275,000   Radio One, Inc., Cl A*                2,801,501      3,641,000
    750,000   Radio One, Inc., Cl D*                8,059,426      9,930,000
    800,000   Saga Comm., Inc., Cl A*               7,404,392     13,840,000
    300,000   Spanish Broadcasting System,
              Inc., Cl A*                           1,510,694      1,842,000
                                                 ------------   ------------
                                                   67,473,356     75,191,750
              Medical Equipment (0.20%)
    200,000   Viasys Healthcare, Inc.*              3,732,080      2,800,000
              Printing and Publishing (2.93%)
    790,000   Arbitron, Inc.*                      26,317,446     25,043,000
    330,000   Getty Images, Inc.*                   6,458,583      9,061,800
    187,400   Information Holdings, Inc.*           4,942,100      3,017,140
    180,000   ProQuest Co.*                         3,153,031      3,720,600
                                                 ------------   ------------
                                                   40,871,160     40,842,540
              Real Estate and REITs (0.61%)
     60,000   Alexander's, Inc.*                    4,501,290      3,831,000
    140,000   LNR Property Corp.                    4,786,725      4,718,000
                                                 ------------   ------------
                                                    9,288,015      8,549,000
              Recreation and Resorts (8.43%)
    160,000   Boyd Gaming Corp.*                    1,893,448      2,040,000
    213,800   Intrawest Corp.                       3,265,993      2,232,072
  1,325,000   Kerzner Intl., Ltd.*                 31,358,853     30,077,500
  1,500,000   Penn National Gaming, Inc.*          27,115,814     26,625,000
    525,000   Station Casinos, Inc.*                9,645,952     11,082,750
  1,160,000   Vail Resorts, Inc.*                  20,818,430     12,934,000
    537,677   Wynn Resorts, Ltd.*@                 11,063,956      7,886,646
  1,600,000   Wynn Resorts, Ltd.*                  20,761,838     24,704,000
                                                 ------------   ------------
                                                  125,924,284    117,581,968
              Retail Trade (6.05%)
  1,200,000   Chico's FAS, Inc.*                   12,797,549     24,000,000
    600,000   Dollar Tree Stores, Inc.*             8,012,203     11,940,000
    585,000   Ethan Allen Interiors, Inc.          15,303,824     17,216,550
    150,000   Linens 'n Things, Inc.*               3,375,592      3,048,000
    925,000   Petco Animal Supplies, Inc.*         17,998,940     17,436,250
    340,000   Polo Ralph Lauren Corp., Cl A*        7,136,041      7,786,000
    900,000   Smart and Final, Inc.*                8,221,462      2,970,000
                                                 ------------   ------------
                                                   72,845,611     84,396,800
              Restaurants (8.55%)
    625,000   California Pizza Kitchen, Inc.*      14,096,484     14,375,000
  1,500,000   Krispy Kreme Doughnuts, Inc.*        42,455,056     50,790,000
    500,000   Panera Bread Co., Cl A*              15,758,152     15,245,000
  1,200,000   The Cheesecake Factory, Inc.*        38,698,246     38,724,000
                                                 ------------   ------------
                                                  111,007,938    119,134,000
              Software (1.13%)
    275,000   Advent Software, Inc.*                3,624,612      3,346,475
    355,000   Kronos, Inc.*                         8,257,712     12,442,750
                                                 ------------   ------------
                                                   11,882,324     15,789,225
              Transportation (1.29%)
    650,000   JetBlue Airways Corp.*               14,571,814     18,011,500
              Utility Services (1.22%)
  1,403,000   Southern Union Co.*                  19,381,035     17,046,450

                       See Notes to Financial Statements.

BARON GROWTH FUND



STATEMENT OF NET ASSETS

March 31, 2003 (Unaudited)

    Shares                                             Cost         Value
-------------------------------------------------------------------------------
Common Stocks (88.0%) (Continued)
-------------------------------------------------------------------------------
                Wholesale Trade (0.72%)
      300,000   Libbey, Inc.                        $ 8,601,657   $  7,380,000
      320,000   Natuzzi S.p.A.                        5,658,569      2,582,400
                                                 -------------- --------------
                                                     14,260,226      9,962,400
                                                 -------------- --------------
Total Common Stocks
                                                  1,127,024,577  1,226,996,473
                                                 --------------  -------------
Principal Amount
-------------------------------------------------------------------------------
Short Term Money Market Instruments (12.26%)
-------------------------------------------------------------------------------
$  20,976,583   General Electric 1.10%
                 due 04/01/2003                      20,976,583     20,976,583
  149,995,417   National Australia 1.10%
                 due 04/01/2003                     149,995,417    149,995,417
                                                 -------------- --------------
Total Short Term Money Market Instruments           170,972,000    170,972,000
                                                 -------------- --------------
Total Investments (100.26%)
                                                 $1,297,996,577  1,397,968,473
                                                 ==============
Liabilities Less
 Cash and Other Assets (-0.26%)                                     (3,658,482)
                                                                --------------
Net Assets (Equivalent to $26.23 per
 share based on 53,148,746 shares of
 beneficial interest outstanding)
                                                                $1,394,309,991
                                                                ==============

---------------
%   Represents percentage of net assets
@   Restricted securities
*   Non-income producing securities
#   Issuers that may be deemed to be "affiliated"

                       See Notes to Financial Statements.

BARON SMALL CAP FUND



STATEMENT OF NET ASSETS

March 31, 2003 (Unaudited)

       Shares                                                     Value
-------------------------------------------------------------------------------
Common Stocks (86.97%)
-------------------------------------------------------------------------------
                Advertising (1.91%)
      525,000   R.H. Donnelley Corp.*                          $ 15,582,000
                Business Services (10.14%)
      675,000   Catalina Marketing Corp.*                        12,980,250
      725,000   ChoicePoint, Inc.*                               24,577,500
      400,000   Fair, Isaac and Co., Inc.                        20,328,000
      650,000   Iron Mountain, Inc.*                             24,862,500
                                                               ------------
                                                                 82,748,250
                Communications (1.61%)
    2,350,000   American Tower Corp.*                            12,972,000
      152,000   Ascent Media Group, Inc.*                           176,320
                                                               ------------
                                                                 13,148,320
                Consulting (3.81%)
      250,000   Corporate Executive Board Co.*                    8,905,000
      290,000   FTI Consulting, Inc.*                            13,403,800
      412,500   Kroll, Inc.*                                      8,831,625
                                                               ------------
                                                                 31,140,425
                Consumer Products (0.80%)
      500,000   Equity Marketing, Inc.*#                          6,550,000
                Consumer Services (3.25%)
      303,875   USA Interactive (formerly Ticketmaster)*          8,140,811
      400,000   Weight Watchers Intl., Inc.*                     18,420,000
                                                               ------------
                                                                 26,560,811
                Education (10.82%)
      475,000   Apollo Group, Inc., Cl A*                        23,702,500
    1,150,000   Career Education Corp.*                          56,258,000
    1,000,000   SkillSoft PLC*                                    2,667,000
      133,333   University of Phoenix Online*                     5,686,652
                                                               ------------
                                                                 88,314,152
                Energy Services (1.17%)
      175,000   Premcor, Inc.*                                    4,495,750
      335,000   Stelmar Shipping, Ltd.*                           5,028,350
                                                               ------------
                                                                  9,524,100
                Environmental (0.63%)
      150,000   Waste Connections, Inc.*                          5,175,000
                Financial (4.18%)
      225,000   Arch Capital Group, Ltd.*                         7,638,525
       81,300   DVI, Inc.*                                          695,115
      299,000   Gabelli Asset Mgmt., Inc., Cl A*                  8,237,450
    1,250,000   Interactive Data Corp.*                          17,512,500
                                                               ------------
                                                                 34,083,590
                Government Services (1.36%)
      495,000   Anteon Intl., Corp.*                             11,112,750
                Health Care Services (4.83%)
      550,000   AMN Healthcare Services, Inc.*                    6,039,000
      725,000   Charles River Laboratories Intl., Inc.*          18,502,000
      450,000   Cross Country, Inc.*                              5,175,000
      302,250   Odyssey Healthcare, Inc.*                         7,184,483
      300,000   Specialty Laboratories, Inc.*                     2,520,000
                                                               ------------
                                                                 39,420,483
                Health Care Facilities (3.97%)
      700,000   Community Health Systems, Inc.*                  14,343,000
      975,000   United Surgical Partners Intl., Inc.*            18,027,750
                                                               ------------
                                                                 32,370,750
                Home Building (0.93%)
      575,700   Brookfield Homes Corp.                            7,622,268
                Manufacturing (0.65%)
      150,000   Actuant Corp., Cl A*                              5,272,500
                Media and Entertainment (8.90%)
      900,000   AMC Entertainment, Inc.*                          7,803,000
      300,000   Cumulus Media, Inc.*                              4,368,000
    1,350,000   Gray Television, Inc.*                           12,150,000
      575,000   LIN TV Corp., Cl A*                              11,793,250
    1,502,500   Radio One, Inc., Cl D*                           19,893,100
      360,000   Regal Entertainment Group, Cl A*                  6,462,000
      325,000   Westwood One, Inc.*                              10,153,000
                                                               ------------
                                                                 72,622,350
                Medical Equipment (1.03%)
      600,000   Viasys Healthcare, Inc.*                          8,400,000


       Shares                                                     Value
---------------------------------------------------------------------------
                Printing and Publishing (4.46%)
    1,100,000   Information Holdings, Inc.*#                   $ 17,710,000
      500,000   Moore Corp. Ltd.*                                 5,235,000
      650,000   ProQuest Co.*                                    13,435,500
                                                               ------------
                                                                 36,380,500
                Real Estate and REITs (1.70%)
      325,000   LNR Property Corp.                               10,952,500
      250,000   Ventas, Inc.                                      2,900,000
                                                               ------------
                                                                 13,852,500
                Recreation and Resorts (3.87%)
      315,000   Kerzner Intl., Ltd.*                              7,150,500
      425,000   MTR Gaming Group, Inc.*                           2,817,750
      625,000   Penn National Gaming, Inc.*                      11,093,750
      500,000   The Sports Club Co., Inc.*                        1,250,000
      600,000   Wynn Resorts, Ltd. *                              9,264,000
                                                               ------------
                                                                 31,576,000
                Retail Trade (8.27%)
      520,000   99 Cents Only Stores                             13,260,000
      400,000   Aeropostale, Inc.*                                5,300,000
    2,353,000   Casual Male Retail Group, Inc.*@#                 7,082,530
      375,000   Dollar Tree Stores, Inc.*                         7,462,500
      550,000   Hot Topic, Inc.*                                 12,820,500
      250,000   Kenneth Cole Productions, Inc., Cl A*             5,475,000
       75,000   Overstock.com, Inc.*                                731,250
      375,000   Quiksilver, Inc.*                                11,482,500
    1,550,000   Restoration Hardware, Inc.*#                      3,890,500
                                                               ------------
                                                                 67,504,780
                Restaurants (5.97%)
      450,000   California Pizza Kitchen, Inc.*                  10,350,000
      575,000   Krispy Kreme Doughnuts, Inc.*                    19,469,500
      250,000   Panera Bread Co., Cl A*                           7,622,500
      350,000   The Cheesecake Factory, Inc.*                    11,294,500
                                                               ------------
                                                                 48,736,500
                Transportation (2.71%)
      412,500   JetBlue Airways Corp.*                           11,430,375
      725,000   SkyWest, Inc.                                     7,474,750
      300,000   Westjet Airlines, Ltd*                            3,209,310
                                                               ------------
                                                                 22,114,435
                                                               ------------
Total Common Stocks
 (Cost $568,609,354)                                            709,812,464
                                                               ------------
-------------------------------------------------------------------------------
Warrants (0.19%)
-------------------------------------------------------------------------------
                Retail Trade and Restaurants
    1,407,353   Casual Male Retail Group, Inc.
                 Warrants Exp 04/26/2007 (Cost
                $2,117,151)*@#                                    1,575,000
                                                               ------------

Principal Amount
-------------------------------------------------------------------------------
Corporate Bonds (1.33%)
-------------------------------------------------------------------------------
                Printing and Publishing (0.41%)
                Penton Media, Inc. 10.375%
$   7,000,000     Sr. Sub. NT due 06/15/2011                      3,368,750
                Retail Trade and Restaurants (0.92%)
                Casual Male Retail Group, Inc. 12.00%
    7,500,000       Senior Sub. Notes due 04/26/2007@             7,500,000
                                                               ------------
Total Corporate Bonds
 (Cost $9,725,349)                                               10,868,750
                                                               ------------
 ------------------------------------------------------------------------------
Short Term Money Market Instruments (11.94%)
-------------------------------------------------------------------------------
                Exxon Asset Management Corp. 1.10%
97,412,999       due 04/01/2003 (Cost $97,412,999)               97,412,999
                                                               ------------
Total Investments (100.43%)
 (Cost $677,864,853)                                            819,669,213
Liabilities Less
 Cash and Other Assets (-0.43%)                                  (3,546,836)
                                                               ------------
Net Assets (Equivalent to $13.40 per
 share based on 60,921,867 shares of
 beneficial interest outstanding)                              $816,122,377
                                                               ============

---------------
%   Represents percentage of net assets
@   Restricted securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities

                       See Notes to Financial Statements.

BARON iOPPORTUNITY FUND



STATEMENT OF NET ASSETS

March 31, 2003 (Unaudited)

       Shares                                                     Value
-------------------------------------------------------------------------------
Common Stocks (83.83%)
-------------------------------------------------------------------------------
                Advertising (4.12%)
       50,000   Ask Jeeves, Inc.*                              $    354,000
       42,400   NetRatings, Inc.*                                   275,600
      135,000   Overture Services, Inc.*                          2,047,950
                                                               ------------
                                                                  2,677,550
                Business Services (4.17%)
       45,000   ChoicePoint, Inc.*                                1,525,500
      110,000   TMP Worldwide, Inc.*                              1,180,300
                                                               ------------
                                                                  2,705,800
                Cable (8.76%)
       75,000   Comcast Corp., Cl A*                              2,061,750
       60,000   Cox Comm., Inc.*                                  1,866,600
      200,000   Mediacom Comm. Corp., Cl A*                       1,760,000
                                                               ------------
                                                                  5,688,350
                Communications (2.63%)
      250,000   American Tower Corp.*                             1,380,000
       25,000   Research in Motion, Ltd.*                           326,250
                                                               ------------
                                                                  1,706,250
                Consulting (2.39%)
      100,000   Accenture, Ltd., Cl A*                            1,550,000
                Consumer Products (0.64%)
      100,000   Stamps.com, Inc.*                                   419,000
                Consumer Services (8.05%)
       50,000   AOL Time Warner, Inc.*                              543,000
       45,000   Expedia, Inc., Cl A*                              2,324,700
      125,000   iDine Rewards Network, Inc.*                        931,250
       30,500   MarketWatch.com, Inc.*                              226,920
       50,000   Yahoo! Inc.*                                      1,201,000
                                                               ------------
                                                                  5,226,870
                Education (8.51%)
       45,000   Career Education Corp.*                           2,201,400
      368,370   SkillSoft PLC*                                      982,443
       55,000   University of Phoenix Online*                     2,345,750
                                                               ------------
                                                                  5,529,593
                Enterprise Hardware (3.99%)
       65,000   Dell Computer Corp.*                              1,775,150
       50,000   Intel Corp.                                         814,000
                                                               ------------
                                                                  2,589,150
                Financial (10.14%)
      250,000   Ameritrade Holding Corp.*                         1,240,000
      100,000   Charles Schwab Corp.                                722,000
       75,000   CheckFree Corp.*                                  1,686,000
      200,000   E*TRADE Group, Inc.*                                842,000
       50,000   eSpeed, Inc.*                                       581,500
      130,000   LendingTree, Inc.*                                1,517,100
                                                               ------------
                                                                  6,588,600
                Hotels and Lodging (3.55%)
       40,000   Hotels.com, Cl A*                                 2,307,000
                Manufacturing (1.68%)
      125,000   Flextronics Intl., Ltd.*                          1,090,000
                Media and Entertainment (9.14%)
      125,000   CNET Networks, Inc.*                                313,750
       50,000   Electronic Arts, Inc.*                            2,932,000
       11,000   International Game Technology*                      900,900
       80,000   Take-Two Interactive Software, Inc.*              1,788,000
                                                               ------------
                                                                  5,934,650
                Printing and Publishing (3.17%)
       75,000   Getty Images, Inc.*                               2,059,500



       Shares                                                     Value
 ------------------------------------------------------------------------------
                 Real Estate and REITs (2.00%)
       54,400    CoStar Group, Inc.*                           $  1,214,153
      150,000    Homestore, Inc.*                                    84,000
                                                               ------------
                                                                  1,298,153
                Retail Trade (10.89%)
      150,000   1-800-FLOWERS.COM, Inc., Cl A*                    1,008,000
       50,000   Amazon.com, Inc.*                                 1,301,500
       20,000   Best Buy Co., Inc.*                                 539,400
      275,000   drugstore.com, Inc.*                              1,053,250
       25,000   eBay, Inc.*                                       2,132,250
       20,000   Netflix, Inc.*                                      407,000
       65,000   Overstock.com, Inc.*                                633,750
                                                               ------------
                                                                  7,075,150
                                                               ------------
Total Common Stocks
 (Cost $50,972,332)                                              54,445,616
                                                               ------------
Principal Amount
-------------------------------------------------------------------------------
Corporate Bonds (1.62%)
-------------------------------------------------------------------------------
               Communications
$   1,500,000  SBA Comm., Corp. 10.25%
               Sr. NT due 02/01/2009 (Cost $855,000)              1,050,000
                                                               ------------
-------------------------------------------------------------------------------
Short Term Money Market Instruments (14.86%)
-------------------------------------------------------------------------------
    9,649,000   General Electric Corp. 1.10%
                due 04/01/2003 (Cost $9,649,000)                  9,649,000
                                                               ------------
Total Investments (100.31%)
 (Cost $61,476,332)                                              65,144,616
Liabilities Less
 Cash and Other Assets (-0.31%)                                    (199,487)
                                                               ------------
Net Assets (Equivalent to $4.34 per
 share based on 14,971,728 shares of
 beneficial interest outstanding)                              $ 64,945,129
                                                               ============

---------------
%   Represents percentage of net assets
*   Non-income producing securities

                       See Notes to Financial Statements.

BARON FUNDS



STATEMENTS OF ASSETS AND LIABILITIES


MARCH 31, 2003 (Unaudited)


                                                             Baron Asset      Baron Growth     Baron Small Cap   Baron iOpportunity
                                                                Fund              Fund              Fund                Fund
                                                           ---------------   --------------    ----------------  ------------------
Assets:
 Investments in securities, at value
   Unaffiliated issuers
   (Cost $871,078,162, $1,273,785,506, $626,839,970 and
    $61,476,332, respectively)                             $1,173,045,248    $1,371,139,088     $782,861,183       $   65,144,616
   "Affiliated" issuers (Cost $526,256,058,
    $24,211,071, $51,024,883 and $0, respectively)            575,720,298        26,829,385       36,808,030                    0
 Cash                                                             638,056             2,845              627                  539
 Dividends and interest receivable                                187,960            18,113          395,147               24,929
 Receivable for securities sold                                22,551,594         7,809,110          583,605                    0
 Receivable for shares sold                                       921,865         7,997,774        2,900,287               19,455
 Prepaid expenses                                                  72,928                 0                0                    0
                                                           --------------    --------------     ------------       --------------
                                                            1,773,137,949     1,413,796,315      823,548,879           65,189,539
                                                           --------------    --------------     ------------       --------------
Liabilities:
 Payable for securities purchased                               5,437,361        17,586,144        3,958,041              203,879
 Payable for shares redeemed                                    2,534,731         1,701,232        3,281,190               15,870
 Professional fees payable                                        474,205                 0                0                    0
 Accrued expenses and other payables                               23,635           198,948          187,271               24,661
                                                           --------------    --------------     ------------       --------------
                                                                8,469,932        19,486,324        7,426,502              244,410
                                                           --------------    --------------     ------------       --------------
Net Assets                                                 $1,764,668,017    $1,394,309,991     $816,122,377       $   64,945,129
                                                           ==============    ==============     ============       ==============
Net Assets consist of:
 Capital paid-in                                           $1,521,147,053    $1,380,794,424     $695,388,394       $  180,557,149
 Accumulated net investment loss                              (11,753,670)       (6,808,163)      (3,545,114)           (390,527)
 Accumulated net realized loss                                (96,156,692)      (79,648,166)     (17,525,263)       (118,889,777)
 Net unrealized appreciation on investments                   351,431,326        99,971,896      141,804,360            3,668,284
                                                           --------------    --------------     ------------       --------------
Net Assets                                                 $1,764,668,017    $1,394,309,991     $816,122,377       $   64,945,129
                                                           ==============    ==============     ============       ==============
Shares of Beneficial Interest Outstanding
 ($.01 par value; indefinite shares authorized)                55,177,405        53,148,746       60,921,867           14,971,728
                                                           ==============    ==============     ============       ==============
Net Asset Value Per Share                                  $        31.98    $        26.23     $      13.40       $         4.34
                                                           ==============    ==============     ============       ==============


                       See Notes to Financial Statements.

BARON FUNDS



STATEMENTS OF OPERATIONS


For the six months ended March 31, 2003 (Unaudited)


                                                              Baron Asset      Baron Growth    Baron Small Cap   Baron iOpportunity
                                                                 Fund              Fund             Fund                Fund
                                                            --------------    -------------     ---------------  ------------------
Investment income:
 Income:
   Interest                                                 $      419,418    $     798,688     $  1,148,209         $    90,607
   Dividends -- unaffiliated issuers                               552,299          462,453          360,375               4,200
   Dividends -- "affiliated" issuers                               347,530                0                0                   0
                                                            --------------    -------------     ------------         -----------
   Total income                                                  1,319,247        1,261,141        1,508,584              94,807
                                                            --------------    -------------     ------------         -----------
 Expenses:
   Investment advisory fees                                      9,496,300        5,929,573        3,692,483             323,556
   Distribution fees                                             2,374,077        1,482,395          923,121              80,889
   Shareholder servicing agent fees                                420,800          277,700          177,280              72,476
   Reports to shareholders                                         548,000          237,600          161,750              69,888
   Professional fees                                                28,740           20,020           20,020              16,739
   Registration and filing fees                                     65,700           39,350           27,600               7,078
   Custodian fees                                                   31,240           27,544           15,152               4,763
   Trustee fees                                                     19,777           12,267            7,660                 694
   Miscellaneous                                                    76,783           42,855           28,632               1,079
                                                            --------------    -------------     ------------         -----------
   Total operating expenses                                     13,061,417        8,069,304        5,053,698             577,162
   Interest expense                                                 11,500                0                0                   0
                                                            --------------    -------------     ------------         -----------
   Total expenses                                               13,072,917        8,069,304        5,053,698             577,162
   Less: Expense reimbursement by investment adviser                     0                0                0             (91,828)
                                                            --------------    -------------     ------------         -----------
   Net expenses                                                 13,072,917        8,069,304        5,053,698             485,334
                                                            --------------    -------------     ------------         -----------
   Net investment loss                                         (11,753,670)      (6,808,163)      (3,545,114)           (390,527)
                                                            --------------    -------------     ------------         -----------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) on investments sold in
 unaffiliated issuers                                           48,617,294      (40,801,947)     (16,374,341)           (680,572)
 Net realized loss on investments sold in "affiliated"
 issuers                                                      (144,563,609)               0                0                   0
 Change in net unrealized appreciation (depreciation) of
 investments                                                   (35,095,047)      15,371,059       22,819,533          11,579,205
                                                            --------------    -------------     ------------         -----------
 Net gain (loss) on investments                               (131,041,362)     (25,430,888)       6,445,192          10,898,633
                                                            --------------    -------------     ------------         -----------
 Net increase (decrease) in net assets resulting from
 operations                                                 ($ 142,795,032)   ($ 32,239,051)    $  2,900,078         $10,508,106
                                                            ==============    =============     ============         ===========


                       See Notes to Financial Statements.

BARON FUNDS



STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)




                                                      Baron Asset Fund                      Baron Growth Fund
                                             -----------------------------------   ----------------------------------
                                                Six Months          For the           Six Months          For the
                                                  Ended            Year Ended           Ended           Year Ended
                                                March 31,        September 30,        March 31,        September 30,
                                                   2003               2002               2003              2002
                                             ---------------    ----------------   ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:

Operations:

 Net investment loss                         ($   11,753,670)    ($   31,790,469)  ($    6,808,163)    ($    8,754,211)

 Net realized gain (loss) on investments
  sold                                           (95,946,315)         75,515,090       (40,801,947)        (37,035,858)

 Net change in unrealized appreciation
  (depreciation) on investments                  (35,095,047)            148,266        15,371,059          12,057,513
                                             ---------------     ---------------   ---------------     ---------------
 Increase (decrease) in net assets
  resulting from operations                     (142,795,032)         43,872,887       (32,239,051)        (33,732,556)
                                             ---------------     ---------------   ---------------     ---------------
Dividends to shareholders from:

 Net investment income                                     0                   0                 0                   0

 Net realized gain on investments                (67,413,267)       (264,562,964)                0         (32,497,044)
                                             ---------------     ---------------   ---------------     ---------------
                                                 (67,413,267)       (264,562,964)                0         (32,497,044)
                                             ---------------     ---------------   ---------------     ---------------
Capital share transactions:

 Proceeds from the sale of shares                165,340,580         460,737,296       541,424,289         792,799,655

 Net asset value of shares issued in
  reinvestment of dividends                       65,673,996         258,527,926                 0          31,622,600

 Cost of shares redeemed                        (311,321,099)     (1,135,651,332)     (145,161,985)       (240,205,195)
                                             ---------------     ---------------   ---------------     ---------------
 Increase (decrease) in net assets
  derived from capital share transactions        (80,306,523)       (416,386,110)      396,262,304         584,217,060

 Redemption fees                                           0                   0                 0                   0
                                             ---------------     ---------------   ---------------     ---------------
 Net increase (decrease) in net assets          (290,514,822)       (637,076,187)      364,023,253         517,987,460

Net assets:

 Beginning of period                           2,055,182,839       2,692,259,026     1,030,286,738         512,299,278
                                             ---------------     ---------------   ---------------     ---------------
 End of period                               $ 1,764,668,017     $ 2,055,182,839   $ 1,394,309,991     $ 1,030,286,738
                                             ===============     ===============   ===============     ===============
Accumulated net investment income (loss)
 at end of period                            ($   11,573,670)    $             0   ($    6,808,163)    $             0
                                             ===============     ===============   ===============     ===============
Shares of beneficial interest:

 Shares sold                                       4,898,611          10,717,084        20,464,816          26,484,851

 Shares issued in reinvestment of
  dividends                                        1,871,543           6,328,702                 0           1,133,834

 Shares redeemed                                  (9,234,249)        (26,349,244)       (5,527,722)         (8,254,587)
                                             ---------------     ---------------   ---------------     ---------------
 Net increase (decrease)                          (2,464,095)         (9,303,458)       14,937,094          19,364,098
                                             ===============     ===============   ===============     ===============


                                                           Baron Small Cap Fund             Baron iOpportunity Fund

                                                       Six Months         For the         Six Months        For the
                                                          Ended          Year Ended         Ended         Year Ended
                                                        March 31,      September 30,      March 31,      September 30,
                                                          2003              2002             2003            2002
                                                     --------------    --------------   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

Operations:

 Net investment loss                                 ($  3,545,114)    ($  7,180,679)    ($    390,527)    ($    984,385)

 Net realized gain (loss) on investments
  sold                                                 (16,374,341)       26,243,596          (680,572)      (22,680,535)

 Net change in unrealized appreciation
  (depreciation) on investments                         22,819,533         8,344,275        11,579,205        17,847,733
                                                     -------------     -------------     -------------     -------------
 Increase (decrease) in net assets
  resulting from operations                              2,900,078        27,407,192        10,508,106        (5,817,187)
                                                     -------------     -------------     -------------     -------------
Dividends to shareholders from:

 Net investment income                                           0                 0                 0                 0

 Net realized gain on investments                      (20,581,254)                0                 0                 0
                                                     -------------     -------------     -------------     -------------
                                                       (20,581,254)                0                 0                 0
                                                     -------------     -------------     -------------     -------------
Capital share transactions:

 Proceeds from the sale of shares                      212,864,138       376,639,575        12,382,864         8,572,414

 Net asset value of shares issued in
  reinvestment of dividends                             19,966,951                 0                 0                 0

 Cost of shares redeemed                              (118,157,998)     (270,796,868)      (15,489,233)      (18,994,762)
                                                     -------------     -------------     -------------     -------------
 Increase (decrease) in net assets
  derived from capital share transactions              114,673,091       105,842,707        (3,106,369)      (10,422,348)

 Redemption fees                                                 0                 0            95,245            21,169
                                                     -------------     -------------     -------------     -------------
 Net increase (decrease) in net assets                  96,991,915       133,249,899         7,496,982       (16,218,366)

Net assets:

 Beginning of period                                   719,130,462       585,880,563        57,448,147        73,666,513
                                                     -------------     -------------     -------------     -------------
 End of period                                       $ 816,122,377     $ 719,130,462     $  64,945,129     $  57,448,147
                                                     =============     =============     =============     =============
Accumulated net investment income (loss)
 at end of period                                    ($  3,545,114)    $           0     ($    390,527)    $           0
                                                     =============     =============     =============     =============
Shares of beneficial interest:

 Shares sold                                            15,936,528        24,194,618         2,804,821         1,705,661

 Shares issued in reinvestment of
  dividends                                              1,453,200                 0                 0                 0

 Shares redeemed                                        (8,837,660)      (17,997,975)       (3,643,035)       (3,923,851)
                                                     -------------     -------------     -------------     -------------
 Net increase (decrease)                                 8,552,068         6,196,643          (838,214)       (2,218,190)
                                                     =============     =============     =============     =============


                       See Notes to Financial Statements.

BARON FUNDS



NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

-------------------------------------------------------------------------------

(1) ORGANIZATION.

Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers four series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, Baron Growth Fund, started in January of 1995, Baron Small Cap Fund, started in October of 1997, and Baron iOpportunity Fund, started in February of 2000.

The investment objectives of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in the securities of small growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small companies.

Baron iOpportunity Fund seeks capital appreciation through investments in growth business that benefit from technology advances.

(2) SIGNIFICANT ACCOUNTING POLICIES.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

(a) SECURITY VALUATION. Portfolio securities traded on any national stock exchange are valued based on the last sale price or, where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. For securities traded on NASDAQ, the Funds will use the NASDAQ Official Closing Price. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSE ALLOCATION. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Common expenses of the Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets. Direct expenses are charged to each Fund on a specific identification basis.

(c) FEDERAL INCOME TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) RESTRICTED SECURITIES. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(e) DISTRIBUTIONS. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and distributions from REIT's.

(f) SHORT-TERM TRADING FEE. Baron iOpportunity Fund imposes a 1% short-term trading fee on redemptions and exchanges of shares held for less than 180 days. The fee is retained by Baron iOpportunity for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges, offset the portfolio transaction costs and facilitate portfolio management. The fee is accounted for as an addition to paid in capital.

(g) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

BARON FUNDS


-------------------------------------------------------------------------------

(3) PURCHASES AND SALES OF SECURITIES.

Purchases and sales of securities, other than short term securities, for the six months ended March 31, 2003 were as follows:


Fund                                            Purchases         Sales
------                                          ---------         -----
Baron Asset Fund                               $119,457,425   $426,926,330
Baron Growth Fund                              $488,625,792   $140,238,755
Baron Small Cap Fund                           $158,975,420   $109,867,816
Baron iOpportunity Fund                        $ 30,129,659   $ 38,174,168


(4) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

(a) INVESTMENT ADVISORY FEES. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG, serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value. For Baron iOpportunity Fund, the Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.50% of average net assets.

(b) DISTRIBUTION FEES. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets.

Brokerage transactions for the Funds may be effected by or through BCI. During the six months ended March 31, 2003, BCI earned gross brokerage commissions as follows:



Fund                                                 Commissions
------                                               -----------
Baron Asset Fund                                       $820,367
Baron Growth Fund                                      $849,794
Baron Small Cap Fund                                   $320,652
Baron iOpportunity Fund                                $122,383


(c) TRUSTEE FEES. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.

(5) LINE OF CREDIT. The Funds have entered into a line of credit agreement with the custodian bank to be used for temporary purposes, primarily for financing redemptions. The agreement provides that Baron Asset Fund may borrow up to 5% of the value of its net assets. Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund may borrow up to 15% of each Fund's respective net assets. The aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100,000,000. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the Federal Funds Rate plus a margin of 1.00% to 2.00% depending on the duration of the loan. A commitment fee of 0.10% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds.

During the six months ended March 31, 2003, Baron Asset Fund had minimal borrowings under the line of credit. At March 31, 2003 there were no loans outstanding under the line of credit.

BARON FUNDS


-------------------------------------------------------------------------------
(6) RESTRICTED SECURITIES.

A summary of the restricted securities held at March 31, 2003 follows:


BARON ASSET FUND                                       Acquisition
Name of Issuer                                            Date          Value
--------------                                            ----          -----
Common Stock
 Wynn Resorts, Ltd.                                     04/17/01     $21,406,597
Convertible Preferred Stock
 Apollo International, Inc. S-A Conv. Pfd.              07/21/99       2,000,016
 Somerford Corp. S-A Conv. Pfd.                         12/03/98       7,799,992
Corporate Bonds
 Somerford Corp. 8.50% Sub. Conv. Deb Due
  04/23/2006                                            04/23/01       3,000,000
Warrants
 Corrections Corporation of America
   Warrants Exp 09/2005                                 09/29/00       2,713,476
                                                                     -----------
Total Restricted Securities: (Cost $44,030,788)
  (2.09% of Net Assets)                                              $36,920,081
                                                                     ===========


BARON GROWTH FUND                                      Acquisition
Name of Issuer                                            Date          Value
--------------                                            ----          -----
Common Stock
  Wynn Resorts, Ltd.
   (Cost $11,063,956) (0.57% of Net Assets)             04/22/02     $ 7,886,646
                                                                     ===========


BARON SMALL CAP FUND                                   Acquisition
Name of Issuer                                            Date          Value
--------------                                            ----          -----
Common Stock
  Casual Male Retail Group, Inc.                        05/15/02     $ 7,082,530
Warrants
  Casual Male Retail Group, Inc.
   Warrants Exp 04/26/2007                              05/15/02       1,575,000
Corporate Bonds
  Casual Male Retail Group, Inc. 12.00%
   Senior Sub. Notes due 04/26/2007                     05/15/02       7,500,000
                                                                     -----------
Total Restricted Securities: (Cost $17,500,000)
  (1.98% of Net Assets)                                              $16,157,530
                                                                     ===========

-------------------------------------------------------------------------------
(7) INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS.

As of March 31, 2003, the components of net assets on a tax basis were as follows:


                                                             Baron Asset      Baron Growth     Baron Small Cap   Baron iOpportunity
                                                                Fund              Fund              Fund                Fund
                                                                ----              ----              ----                ----
Cost of investments                                        $1,397,533,825    $1,299,737,750     $678,529,596        $ 64,015,754
                                                           ==============    ==============     ============        ============
Gross tax unrealized appreciation                             616,423,935       198,006,095      198,825,917          13,142,528
Gross tax unrealized depreciation                            (265,192,214)      (99,775,372)     (57,686,300)        (12,013,666)
                                                           --------------    --------------     ------------        ------------
Net tax unrealized appreciation                            $  351,231,721    $   98,230,723     $141,139,617        $  1,128,862
                                                           ==============    ==============     ============        ============


Under current law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. These deferrals can be used to offset future capital gains at September 30, 2003. At September 30, 2002, Baron Growth Fund and Baron iOpportunity Fund also had capital loss carryforwards.


Capital loss carryforward expiring as follows:
    2009                                                                    --              --              --        (23,974,628)
    2010                                                                    --      (3,371,187)             --        (63,691,646)
                                                                   -----------    ------------     -----------       ------------
                                                                   $        --    $ (3,371,187)    $        --       $(87,666,274)
                                                                   ===========    ============     ===========       ============
Undistributed long term capital gain at September 30, 2002         $67,402,495    $         --     $20,546,312       $         --
                                                                   ===========    ============     ===========       ============
Post October loss deferral at September 30, 2002                   $        --    $(33,733,859)    $        --       $(27,046,289)
                                                                   ===========    ============     ===========       ============


Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, losses realized subsequent to October 31 on the sale of securities and net operating losses.

BARON FUNDS


-------------------------------------------------------------------------------

(8) INVESTMENT IN "AFFILIATES"*

BARON ASSET FUND


                                            Balance of         Gross        Gross Sales     Balance of
                                          Shares Held on     Purchases          and       Shares Held on        Value
            Name of Issuer                Sept. 30, 2002   and Additions    Reductions     Mar. 31, 2003    Mar. 31, 2003
 ------------------------------------------------------------------------------------------------------------------------
Alexander's, Inc.                              320,000                           5,000         315,000      $ 20,112,750
Apollo International, Inc. S-A CV Pfd.          92,106         13,158                          105,264         2,000,016
Choice Hotels Intl., Inc.                    4,500,000                       1,325,100       3,174,900        77,404,062
ChoicePoint, Inc.                            5,725,000                         365,000       5,360,000       181,704,000
DeVry, Inc.                                  3,500,000                         500,000       3,000,000                  **
DVI, Inc.                                    1,378,600                         834,500         544,100                  **
Kerzner Intl., Ltd.                          2,400,000                                       2,400,000        54,480,000
Libbey, Inc.                                 2,270,000                       1,320,000         950,000        23,370,000
OM Group, Inc.                               2,331,000                       2,331,000               0                  **
Saga Comm., Inc., Cl A                       4,420,000                         920,000       3,500,000        60,550,000
Seacor Smit, Inc.                            1,555,000                         105,000       1,450,000        50,750,000
Smart and Final, Inc.                        2,500,000                         731,600       1,768,400         5,835,720
Sotheby's Hldgs., Inc. Cl A                 15,592,700                       8,449,500       7,143,200                  **
Southern Union Co.                           2,790,000                         190,000       2,600,000                  **
Vail Resorts, Inc. Cl A                      9,300,000                         375,000       8,925,000        99,513,750
                                                                                                            ------------
                                                                                                            $575,720,298
                                                                                                            ============


                                                   Dividend
                                                    Income
            Name of Issuer                Oct. 1, 2002-Mar. 31, 2003
 -------------------------------------------------------------------
Alexander's, Inc.
Apollo International, Inc. S-A CV Pfd.
Choice Hotels Intl., Inc.
ChoicePoint, Inc.
DeVry, Inc.
DVI, Inc.
Kerzner Intl., Ltd.
Libbey, Inc.                                       $347,530
OM Group, Inc.
Saga Comm., Inc., Cl A
Seacor Smit, Inc.
Smart and Final, Inc.
Sotheby's Hldgs., Inc. Cl A
Southern Union Co.
Vail Resorts, Inc. Cl A
                                                   --------
                                                   $347,530
                                                   ========


* "Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Asset Fund held 5% or more of the outstanding voting securities as of March 31, 2003.
**  As of March 31, 2003, no longer an affiliate.



-------------------------------------------------------------------------------
BARON GROWTH FUND


                    Balance of         Gross        Gross Sales     Balance of                               Dividend
                  Shares Held on     Purchases          and       Shares Held on        Value                 Income
Name of Issuer    Sept. 30, 2002   and Additions    Reductions     Mar. 31, 2003    Mar. 31, 2003   Oct. 1, 2002-Mar. 31, 2003
------------------------------------------------------------------------------------------------------------------------------
Centene Corp.        450,000          468,500                         918,500        $26,829,385


* Affiliated issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Growth Fund held 5% or more of the outstanding voting securities as of March 31, 2003.



-------------------------------------------------------------------------------
BARON SMALL CAP FUND


                                              Balance of         Gross        Gross Sales     Balance of
                                            Shares Held on     Purchases          and       Shares Held on        Value
             Name of Issuer                 Sept. 30, 2002   and Additions    Reductions     Mar. 31, 2003    Mar. 31, 2003
 --------------------------------------------------------------------------------------------------------------------------
Casual Male Retail Group, Inc.                2,353,000                                        2,353,000        $7,082,530
Casual Male Retail Group, Inc., Warrants
 Exp 04/26/2007                               1,407,353                                        1,407,353         1,575,000
Equity Marketing, Inc.                          500,000                                          500,000         6,550,000
Information Holdings, Inc.                      800,000         300,000                        1,100,000        17,710,000
Restoration Hardware, Inc.                    1,550,000                                        1,550,000         3,890,500
                                                                                                               -----------
                                                                                                               $36,808,030
                                                                                                               ===========


                                                     Dividend
                                                      Income
             Name of Issuer                 Oct. 1, 2002-Mar. 31, 2003
 ---------------------------------------------------------------------
Casual Male Retail Group, Inc.
Casual Male Retail Group, Inc., Warrants
 Exp 04/26/2007
Equity Marketing, Inc.
Information Holdings, Inc.
Restoration Hardware, Inc.
                                                        --
                                                        $0
                                                        ==


* Affiliated issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Small Cap Fund held 5% or more of the outstanding voting securities as of March 31, 2003.

BARON FUNDS


-------------------------------------------------------------------------------

(9) Financial Highlights

BARON ASSET FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                                                                    Year Ended September 30,
                                               Six Months      -----------------------------------------------------------------
                                                  ended
                                             March 31, 2003      2002       2001        2000       1999        1998       1997
                                             --------------    --------   --------    --------   --------    --------   --------
Net asset value, beginning of period            $  35.65       $  40.22   $  63.35    $  51.57   $  39.96    $  47.43   $  35.50
                                                --------       --------   --------    --------   --------    --------   --------
Income from investment operations
Net investment income (loss)                       (0.21)         (0.55)     (0.65)      (0.76)     (0.30)       0.05      (0.14)
Net realized and unrealized gains
(losses) on investments                            (2.28)          0.05     (17.87)      12.53      11.94       (7.52)     12.11
                                                --------       --------   --------    --------   --------    --------   --------
 Total from investment operations                  (2.49)         (0.50)    (18.52)      11.77      11.64       (7.47)     11.97
                                                --------       --------   --------    --------   --------    --------   --------
Less distributions
Dividends from net investment income                0.00           0.00       0.00        0.00      (0.04)       0.00       0.00
Distributions from net realized gains              (1.18)         (4.07)     (4.61)       0.00       0.00        0.00      (0.04)
                                                --------       --------   --------    --------   --------    --------   --------
 Total distributions                               (1.18)         (4.07)     (4.61)       0.00      (0.04)       0.00      (0.04)
                                                --------       --------   --------    --------   --------    --------   --------
Capital contribution                                0.00           0.00       0.00        0.01       0.01        0.00       0.00
                                                --------       --------   --------    --------   --------    --------   --------
Net asset value, end of period                  $  31.98       $  35.65   $  40.22    $  63.35   $  51.57    $  39.96   $  47.43
                                                ========       ========   ========    ========   ========    ========   ========
 Total return                                       (7.3%)         (2.5%)    (31.2%)      22.8%+     29.2%*     (15.7%)     33.8%
                                                --------       --------   --------    --------   --------    --------   --------
Ratios/Supplemental data
Net assets (in millions), end of period         $1,764.7       $2,055.2   $2,692.3    $4,917.4   $5,863.1    $4,410.5   $3,224.5
Ratio of total expenses to average net
assets                                              1.38%**        1.35%      1.37%       1.36%      1.31%       1.32%      1.35%
Less: Ratio of interest expense to
average net assets                                  0.00%^        (0.02%)    (0.01%)     (0.03%)     0.00%       0.00%      0.00%
                                                --------       --------   --------    --------   --------    --------   --------
Ratio of operating expenses to average
net assets                                          1.38%**        1.33%      1.36%       1.33%      1.31%       1.32%      1.35%
                                                ========       ========   ========    ========   ========    ========   ========
Ratio of net investment income (loss) to
average net assets                                 (1.24%)**      (1.16%)    (1.14%)     (1.09%)    (0.57%)      0.11%     (0.52%)
Portfolio turnover rate                             6.46%          6.01%      4.33%       2.51%     15.64%      23.43%     13.23%


                                               Year Ended September 30,
                                             ---------------------------
                                               1996       1995     1994
                                             --------    ------   ------
Net asset value, beginning of period         $  29.30    $22.82   $21.91
                                             --------    ------   ------
Income from investment operations
Net investment income (loss)                    (0.06)    (0.09)   (0.14)
Net realized and unrealized gains
(losses) on investments                          6.29      7.23     1.82
                                             --------    ------   ------
 Total from investment operations                6.23      7.14     1.68
                                             --------    ------   ------
Less distributions
Dividends from net investment income             0.00      0.00     0.00
Distributions from net realized gains           (0.03)    (0.66)   (0.77)
                                             --------    ------   ------
 Total distributions                            (0.03)    (0.66)   (0.77)
                                             --------    ------   ------
Capital contribution                             0.00      0.00     0.00
                                             --------    ------   ------
Net asset value, end of period               $  35.50    $29.30   $22.82
                                             ========    ======   ======
 Total return                                    21.3%     32.3%     8.0%
                                             --------    ------   ------
Ratios/Supplemental data
Net assets (in millions), end of period      $1,166.1    $290.0   $ 80.3
Ratio of total expenses to average net
assets                                           1.40%     1.44%    1.59%
Less: Ratio of interest expense to
average net assets                               0.00%     0.00%    0.00%
                                             --------    ------   ------
Ratio of operating expenses to average
net assets                                       1.40%     1.44%    1.59%
                                             ========    ======   ======
Ratio of net investment income (loss) to
average net assets                              (0.29%)   (0.55%)  (0.71%)
Portfolio turnover rate                         19.34%    35.15%   55.87%


+ Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.02%.
* Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.03%.
**  Annualized.
^   Less than 0.01% per share.

BARON FUNDS



-------------------------------------------------------------------------------

(9) Financial Highlights (continued)

BARON GROWTH FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                                                                   Year Ended September 30,
                                               Six Months      -----------------------------------------------------------------
                                                  ended
                                             March 31, 2003      2002      2001      2000     1999      1998     1997      1996
                                             --------------    --------   ------    ------   ------    ------   ------    ------
Net asset value, beginning of period            $  26.96       $  27.18   $32.26    $29.06   $20.32    $24.89   $18.40    $14.77
                                                --------       --------   ------    ------   ------    ------   ------    ------
Income from investment operations
Net investment income (loss)                       (0.13)         (0.23)   (0.22)    (0.26)   (0.04)     0.06     0.06      0.11
Net realized and unrealized gains
(losses) on investments                            (0.60)          1.65    (1.67)     5.34     8.82     (4.56)    6.68      3.66
                                                --------       --------   ------    ------   ------    ------   ------    ------
 Total from investment operations                  (0.73)          1.42    (1.89)     5.08     8.78     (4.50)    6.74      3.77
                                                --------       --------   ------    ------   ------    ------   ------    ------
Less distributions
Dividends from net investment income                0.00           0.00     0.00      0.00    (0.04)    (0.02)   (0.09)    (0.04)
Distributions from net realized gains               0.00          (1.64)   (3.19)    (1.88)    0.00     (0.05)   (0.16)    (0.10)
                                                --------       --------   ------    ------   ------    ------   ------    ------
 Total distributions                                0.00          (1.64)   (3.19)    (1.88)   (0.04)    (0.07)   (0.25)    (0.14)
                                                --------       --------   ------    ------   ------    ------   ------    ------
Net asset value, end of period                  $  26.23       $  26.96   $27.18    $32.26   $29.06    $20.32   $24.89    $18.40
                                                ========       ========   ======    ======   ======    ======   ======    ======
 Total return                                       (2.7%)          5.0%    (6.1%)    18.6%    43.2%    (18.1%)   37.1%     25.8%
                                                --------       --------   ------    ------   ------    ------   ------    ------
Ratios/Supplemental data
Net assets (in millions), end of period         $1,394.3       $1,030.3   $512.3    $533.4   $439.4    $315.6   $390.8    $207.2
Ratio of total expenses to average net
assets                                              1.36%**        1.35%    1.36%     1.36%    1.40%     1.43%    1.40%     1.54%
Less: Ratio of interest expense to
average net assets                                  0.00%**        0.00%    0.00%     0.00%   (0.03%)   (0.06%)   0.00%     0.00%
                                                --------       --------   ------    ------   ------    ------   ------    ------
Ratio of operating expenses to average
net assets                                          1.36%**        1.35%    1.36%     1.36%    1.37%     1.37%    1.40%     1.54%
                                                ========       ========   ======    ======   ======    ======   ======    ======
Ratio of net investment income (loss) to
average net assets                                 (1.15%)**      (1.02%)  (0.79%)   (0.78%)  (0.20%)    0.21%    0.37%     1.20%
Portfolio turnover rate                            13.16%         18.31%   34.94%    39.00%   53.36%    40.38%   25.17%    40.27%


              Year Ended September 30,
    -----------------------------------------------
                                              1995*
                                             ------
Net asset value, beginning of period         $10.00
                                             ------
Income from investment operations
Net investment income (loss)                   0.04
Net realized and unrealized gains
(losses) on investments                        4.73
                                             ------
 Total from investment operations              4.77
                                             ------
Less distributions
Dividends from net investment income           0.00
Distributions from net realized gains          0.00
                                             ------
 Total distributions                           0.00
                                             ------
Net asset value, end of period               $14.77
                                             ======
 Total return                                  47.7%
                                             ------
Ratios/Supplemental data
Net assets (in millions), end of period      $ 28.6
Ratio of total expenses to average net
assets                                         1.99%**
Less: Ratio of interest expense to
average net assets                             0.00%
                                             ------
Ratio of operating expenses to average
net assets                                     1.99%**
                                             ======
Ratio of net investment income (loss) to
average net assets                             1.13%**
Portfolio turnover rate                       40.56%

* For the period January 3,1995 (Commencement of Operations) to September 30, 1995.
**  Annualized.

    The Fund's custodian's offset of custody fees amounted to less than $0.01 per share in 1996 and 1995.
    The expense offset amounts are included in expense data above.

baron funds


-------------------------------------------------------------------------------
(9) Financial Highlights (continued)

BARON SMALL CAP FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                                                                               Year ended September 30,
                                                                     Six Months      --------------------------------------------
                                                                        ended
                                                                   March 31, 2003     2002     2001      2000      1999     1998
                                                                   --------------    ------   ------    ------    ------   ------
Net asset value, beginning of period                                   $13.73        $12.69   $16.05    $13.37    $ 8.61   $10.00
                                                                       ------        ------   ------    ------    ------   ------
Income from investment operations
Net investment loss                                                     (0.06)        (0.14)   (0.11)    (0.16)    (0.10)   (0.02)
Net realized and unrealized gains (losses) on investments                0.11          1.18    (2.87)     2.84      4.86    (1.37)
                                                                       ------        ------   ------    ------    ------   ------
 Total from investment operations                                        0.05          1.04    (2.98)     2.68      4.76    (1.39)
                                                                       ------        ------   ------    ------    ------   ------
Less distributions
Dividends from net investment income                                     0.00          0.00     0.00      0.00      0.00     0.00
Distributions from net realized gains                                   (0.38)         0.00    (0.38)     0.00      0.00     0.00
                                                                       ------        ------   ------    ------    ------   ------
 Total distributions                                                    (0.38)         0.00    (0.38)     0.00      0.00     0.00
                                                                       ------        ------   ------    ------    ------   ------
Net asset value, end of period                                         $13.40        $13.73   $12.69    $16.05    $13.37   $ 8.61
                                                                       ======        ======   ======    ======    ======   ======
 Total return                                                             0.3%          8.2%   (18.8%)    20.0%     55.3%   (13.9%)
                                                                       ------        ------   ------    ------    ------   ------
Ratios/Supplemental data
Net assets (in millions), end of period                                $816.1        $719.1   $585.9    $879.5    $715.7   $403.7
Ratio of expenses to average net assets                                  1.37%**       1.36%    1.35%     1.33%     1.34%    1.39%
Ratio of net investment loss to average net assets                      (0.96%)**     (0.97%)  (0.68%)   (0.90%)   (0.99%)  (0.20%)
Portfolio turnover rate                                                 15.87%        55.07%   55.77%    53.18%    42.69%   59.68%)


**  Annualized.

BARON iOPPORTUNITY FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                                                                                           For the year ended
                                                                                                              September 30,
                                                                                       Six Months      --------------------------
                                                                                          ended
                                                                                     March 31, 2003     2002      2001      2000*
                                                                                     --------------    ------    -------   ------
Net asset value, beginning of period                                                     $ 3.63        $ 4.09    $  8.76   $10.00
                                                                                         ------        ------    -------   ------
Income from investment operations
Net investment income (loss)                                                              (0.03)        (0.06)     (0.05)    0.03
Net realized and unrealized gains (losses)
 on investments                                                                            0.73         (0.40)     (4.59)   (1.28)
                                                                                         ------        ------    -------   ------
 Total from investment operations                                                          0.70         (0.46)     (4.64)   (1.25)
                                                                                         ------        ------    -------   ------
Less distributions
Dividends from net investment income                                                       0.00          0.00      (0.03)    0.00
Distributions from net realized gains                                                      0.00          0.00       0.00     0.00
                                                                                         ------        ------    -------   ------
 Total distributions                                                                       0.00          0.00      (0.03)    0.00
                                                                                         ------        ------    -------   ------
Redemption fees added to paid in capital                                                   0.01          0.00+      0.00+    0.01
                                                                                         ------        ------    -------   ------
Net asset value, end of period                                                           $ 4.34        $ 3.63    $  4.09   $ 8.76
                                                                                         ======        ======    =======   ======
 Total return ^                                                                            19.6%        (11.2%)    (53.1%)  (12.4%)
                                                                                         ------        ------    -------   ------
Ratios/Supplemental data
Net assets (in millions), end of period                                                  $ 64.9        $ 57.5    $  73.7   $188.2
Ratio of total expenses to average net assets                                              1.78%**       1.65%      1.55%    1.53%
Less: Expense reimbursement by investment adviser                                         (0.28%)**     (0.15%)    (0.05%)  (0.03%)
                                                                                         ------        ------    -------   ------
Ratio of net expenses to average net assets                                                1.50%**       1.50%      1.50%    1.50%
                                                                                         ======        ======    =======   ======
Ratio of net investment income (loss) to average net assets                               (1.21%)**     (1.20%)    (0.75%)   0.46%
Portfolio turnover rate                                                                   53.45%        96.41%    123.30%   31.47%


* For the period February 29, 2000 (Commencement of Operations) to September 30, 2000.
**  Annualized.
+   Less than $0.01 per share.
^ The total returns would have been lower had certain expenses not been reduced during the periods shown.

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